UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

VMware, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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This Schedule 14A filing consists of the following communications relating to the proposed acquisition (the “Acquisition”) of Pivotal Software, Inc. (“Pivotal”) by VMware, Inc. (the “Company”), a Delaware corporation, and Raven Transaction Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated August 22, 2019, by and among the Company, Pivotal and Merger Sub:

(i)	Transaction Overview, posted to Investor Relations Page

(ii)	Second Quarter Earnings Announcement Slides, posted to Investor Relations Page (Excerpts)

(iii)	E-Mails to VMware Employees

(iv)	VMware Blog Posting – Pivotal Transaction

(v)	Spokesperson FAQs – Transactions Announcement

(vi)	VMware Q2’FY20 Earnings Call Transcript (Pivotal and Carbon Black Acquisition excerpts)

(vii)	Email to VMware Employees – Customer Operations

(viii)	CEO Email to VMware Employees

(ix)	Tweets from the VMware Twitter Account

The items listed above were first used or made available on August 22, 2019.

Transaction Overview, posted to Investor Relations Page

VMware Announces

Agreements to Acquire Pivotal and Carbon Black

August 22, 2019

Driving our customers’ digital transformation agenda

vmware + Pivotal, + Carbon Black

Leading innovator in enterprise software

Leading application modernization platform

Leading security cloud platform

Provide the software to build, run, manage, connect and protect any app across any cloud and on any device

vmware*    ©2019 VMware, Inc.

Our “any, any, any” vision continues to resonate

With customers and partners as we drive our customers’ digital transformation agenda

Trends are validating our “Any, Any, Any” vision

• Emergence of multi-cloud computing

• Apps being built to run across clouds, in the datacenter and across all devices

• Growth at the connected edge

As customers execute on their digital transformation journey, we will provide the software to build, run, manage, connect and protect any app across any cloud and on any device

VMware Vision

We are expanding our portfolio to

accelerate our strategy

Any Cloud | Any App | Any Device

Build Run Manage Connect Protect

Heptio

PKS

Bitnami

Pivotal

vRealize

WorkspaceONE

CloudHealth

NSX

VeloCloud Avi Networks

AppDefense

SecureState

Carbon Black

Pivotal and Carbon Black will accelerate our strategy to deliver multi-cloud application development and security cloud platforms

	Pivotal	Carbon Black.
Strategic context	Digital transformation is driving the accelerated pace of cloud native app development (500 million new apps in next 5 years[1]) Kubernetes is the foundation for running modern apps and the largest generational shift in enterprise architecture in a decade	Cybersecurity and protection of enterprise apps, data network, endpoints and identity are pervasive business priorities and a primary concern of CIOs and Boards of Directors Current cybersecurity industry is broken and ineffective
Why Pivotal and Carbon Black	Leader in multi-cloud developer services transforming how the world develops software (350+ customers; ~33% of Fortune 100; over 75 million Spring Boot downloads per month)	Leading provider of an innovative cloud native security platform (5,600+ customers; ~33% of Fortune 100; ~1 million cyberattacks stopped per day)
Why now	Customers demand an enterprise-class application development platform and multi-cloud expertise Combine the most comprehensive developer-centric application modernization platform with our proven infrastructure leadership to ensure we are well positioned to lead the industry transition to Kubernetes	Customers require an enterprise-grade security platform to protect workloads, applications and networks, from the device to the cloud Enhance our existing security portfolio to uniquely and radically reduce the attack surface, intrinsically providing deep protection across infrastructure, applications and endpoints
Product synergies	Develop a next-generation application development platform (Pivotal, Heptio, PKS, vSphere) for modern apps and multi-cloud environments	Deliver a highly differentiated intrinsic Security Cloud platform to better defend against threats and breaches across clouds, apps and devices and to benefit our full portfolio
Sales synergies	Leverage our enterprise reach and installed base to rapidly scale Pivotal's platform and reinforce our credibility with developers	Accelerate the adoption of the Security Cloud platform using our enterprise scale, Dell's reach and our extensive partner ecosystem vmware
©2019 VMware, Inc.

(1) IDC FutureScape: Worldwide IT Industry 2019 Predictions, Doc # US44403818, October 2018

5

Pivotal.

Carbon Black.

Pivotal and Carbon Black have proven

customer credibility

They will accelerate our revenue growth and Hybrid Cloud Subscription and SaaS revenue

Customers

Revenue1

Revenue

Growth2

Subscription

Mix3

350+

+26%

year-over-year

5,600+

+24%

year-over-year

Source: 10-Q filings; Trailing 4 quarters

for Pivotal: Q1-20 to Q2-19; for Carbon Black: Q2-19 to Q3-18

for Pivotal: Q1-20 to Q2-19 compared to Q1-19 to Q2-18; for Carbon Black: Q2-19 to Q3-18 compared to Q2-18 to Q3-17 for Pivotal: subscription revenue mix for Q1-20 to Q2-19; for Carbon Black: subscription and support revenue, and cloud-based subscription revenue mix for Q2-19 to Q3-18

Our go-forward portfolio is uniquely positioned for customers

Priority	Strategic Context	How VMware Helps	Products
Build	Kubernetes is driving the biggest generational shift in enterprise architecture since Java, virtualization and cloud	Deliver an enterprise application development platform that accelerates software delivery for modern apps by combining Pivotal and VMware's IT assets	Pivotal, Heptio, PKS, Bitnami
Run	Business agility and innovation require data center modernization with the ability to run any app on any cloud securely and safely	Lead with a software-defined approach that delivers a common operating environment regardless of cloud or application type	vSphere, vSAN, VMware Cloud, VMware Cloud Foundation, VCPP
Manage	Companies must manage their rapidly expanding portfolio of applications across multiple clouds and with edge diversity	Manage complexity, cost and security across multi-cloud, multi-device environments with consumer simple and enterprise secure solutions	vRealize, WorkspaceONE, CloudHealth
Connect	End-to-end connectivity and security are needed for all apps and data, wherever they exist	Enable customers to connect, secure, and operate end-to-end architecture with a coherent networking platform	NSX, VeloCloud, Avi Networks
Protect	Cybersecurity and protection of enterprise apps, data network, endpoints and identity is a primary concern of CIOs and Boards of Directors	Create a comprehensive intrinsic security portfolio that can protect workloads, clients and infrastructure from cloud to edge by combining Carbon Black and VMware's security assets	Carbon Black, AppDefense, SecureState

vmware
©2019 VMware, Inc.
7

Forward-looking statements

This presentation contains forward-looking statements including, among other things, statements regarding the proposed acquisitions of Carbon Black and Pivotal Software by VMware such as: the amount and type of consideration expected to be paid for each acquisition; the net cash and equity payouts and dilutive impact on VMware; the sources of funding for the acquisitions, including VMware’s ability to access short-term borrowing; the expected timing for the acquisitions; the growth opportunities, acceleration and expansion of VMware’s offerings associated with each acquisition and potential benefits to VMware and its customers; the expected impact on VMware’s future financial performance and results of operations including revenue growth, subscription and SaaS revenues and operating margin. These forward-looking statements are subject to applicable safe harbor provisions under federal securities laws, such as the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (1) the satisfaction or waiver of the conditions to closing the proposed acquisitions (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all; (2) uncertainties as to how many of Carbon Black’s stockholders will tender their shares in the tender offer and the outcome of the vote by Pivotal stockholders to approve the Pivotal acquisition; (3) the possibility that either or both acquisitions do not close; (4) the possibility that competing offers may be made; (5) risks related to obtaining the requisite consents to each acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals and the risk that one or more governmental entities may deny approval); (6) risks related to the ability to realize the anticipated benefits of the proposed acquisitions, including the possibility that the expected benefits from the proposed acquisitions will not be realized or will not be realized within the expected time period; (7) the risk that the businesses will not be integrated successfully; (8) disruption from the transactions making it more difficult to maintain business and operational relationships; (9) negative effects of this announcement or the consummation of the proposed acquisitions on the market price of VMware’s common stock, credit ratings and operating results; (10) the risk of litigation and regulatory actions related to the proposed acquisitions; (11) other business effects, including the effects of industry, market, economic, political or regulatory conditions; (12) other unexpected costs or delays in connection with the acquisitions; (13) adverse changes in general economic or market conditions; (14) delays or reductions in consumer, government and information technology spending; (15) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into the virtualization software and cloud, workspace and mobile computing industries, and new product and marketing initiatives by VMware’s competitors; (16) changes to product and service development timelines; (17) VMware’s relationship with Dell Technologies and Dell’s ability to control matters requiring stockholder approval, including the election of VMware’s board members and matters relating to Dell’s investment in VMware; and (18) geopolitical changes such as Brexit and increased tariffs and trade barriers that could adversely impact our non-U.S. sales. These forward-looking statements are made as of the date of this press release, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

vmware    ©2019 VMware, Inc.8

Additional information about the Pivotal acquisition and where to find it

This communication may be deemed to be solicitation material in respect of the proposed merger with Pivotal Software (the “Pivotal Merger”). This communication does not constitute an offer to sell or the solicitation of an offer to buy VMware securities or the solicitation of any vote or approval. The proposed Pivotal Merger will be submitted to Pivotal’s stockholders for their consideration. In connection with the proposed transaction, Pivotal intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies by Pivotal, the Company and Dell Technologies in connection with the proposed transaction. The definitive proxy statement will be mailed to Pivotal’s stockholders.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF PIVOTAL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Pivotal with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov.

In addition, Pivotal’s stockholders may obtain free copies of the documents filed with the SEC through the Investors portion of Pivotal’s website at investors.pivotal.io or by contacting Pivotal’s Investor Relations Department via e-mail at ir@pivotal.io.

Pivotal, VMware, Dell Technologies Inc. and certain of their respective executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Pivotal’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in Pivotal’s preliminary and definitive proxy statements when filed with the SEC and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available. Information regarding certain of these persons and their beneficial ownership of Pivotal’s common stock is also set forth in Pivotal’s proxy statement for its 2019 annual meeting of stockholders filed on May 3, 2019 with the SEC, which may be obtained free of charge from the sources indicated above.

vmware    ©2019 VMware, Inc. 9

Additional information about the Carbon Black tender offer and where to find it

The tender offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell Carbon Black securities, nor is it a substitute for the tender offer materials that VMware and its acquisition subsidiary will file with the SEC. The solicitation and offer to buy Carbon Black stock will only be made pursuant to an Offer to Purchase and related tender offer materials. At the time the tender offer is commenced, VMware and its acquisition subsidiary will file a tender offer statement on Schedule TO and thereafter Carbon Black will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer.

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. CARBON BLACK STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF CARBON BLACK SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES.

The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of Carbon Black stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting VMware or Carbon Black. Copies of the documents filed with the SEC by Carbon Black will be available free of charge on Carbon Black internet website at investors.carbonblack.com/financial-information/sec-filings or by contacting Carbon Black’s Investor Relations Department at (617) 393-4700. Copies of the documents filed with the SEC by VMware will be available free of charge on VMware’s internet website at ir.vmware.com contacting VMware’s Investor Relations Department via email at IR@vmware.com.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the

Solicitation/Recommendation Statement, VMware and Carbon Black each file annual, quarterly and current reports and other information with the SEC. VMware’s and Carbon Black’s filings with the SEC are available to the public on the SEC’s website at www.sec.gov.

vmware    ©2019 VMware, Inc. 10

VMW Q2 FY2020 Earnings Conference Call August 22, 2019 Second Quarter Earnings Announcement Slides, posted to Investor Relations Page (Excerpts)

Pat Gelsinger, CEO 3 Secular Enterprise Trends Strengthening Multi-cloud is the new model for Enterprise IT. Digital transformation driving accelerated pace of cloud native app development. Security has become a significant challenge and priority.

Driving our customers’ digital transformation agenda Leading security cloud platform Leading application modernization platform Leading innovator in enterprise software Provide the software to build, run, manage, connect and protect any app across any cloud and on any device

Pat Gelsinger, CEO Why Pivotal and Why Now? Customers are asking for a VMW- Pivotal platform. Pivotal customers have seen a significant acceleration in the delivery of modern applications. Many of VMware’s largest customers run Pivotal software at scale on VMware, and have seen a significant acceleration in their delivery of modern applications. VMware can accelerate the benefits to existing Pivotal customers, and with VMware’s installed base, reach and credibility, we believe we can massively accelerate customer adoption.

Pat Gelsinger, CEO Why Pivotal and Why Now? Pivotal is a technology leader. 3M+ developers. Spring Boot downloaded over 75 million times per month and is most popular Java developer framework today. Led the market to containerized applications. Over 750,000 application instances run on Pivotal’s Platform across all customers.

Pat Gelsinger, CEO Why Pivotal and Why Now? Kubernetes is the standard and Pivotal has made a major shift to Kubernetes. VMware has also made a major shift to Kubernetes, and together, we’re best positioned to capitalize on this shift. The transition to Kubernetes is underway, and the time to move decisively is now. With the acquisition of Pivotal, VMware will go from the best infrastructure software company to the best infrastructure and developer software company.

Pat Gelsinger, CEO Why Carbon Black? Cybersecurity and protection of enterprise apps, data, network, endpoints and identity is a primary concern across the C-Suite and Boards. The current cybersecurity industry is simply broken and ineffective. Bringing Carbon Black into the VMware family, to deliver an enterprise-grade platform to protect workloads, applications and networks - from device to cloud. Carbon Black has created an innovative, cloud-native security platform, leveraging an AI-powered data lake, which today sees and stops approximately one million cyberattacks per day. Carbon Black’s smart, lightweight agent provides comprehensive protection of endpoints and defense against a variety of threats and breaches. Carbon Black is rated a leader by industry analysts, with more than 5,600 customers. Carbon Black’s assets are complementary and synergistic to existing VMware security products – AppDefense, WorkspaceONE, NSX and Secure State.

Pat Gelsinger, CEO Why Carbon Black? The combination will create a highly differentiated, intrinsic security cloud platform with extraordinary telemetry and network effects. Intend to create deep integrations, agentless on the server workload side, while also collapsing endpoint management and endpoint security into an industry-first unified workspace solution. Also plan for integrations with NSX and Secure State. Leveraging our unrivaled position in workloads, we can uniquely and radically reduce the attack surface thereby intrinsically preventing many sophisticated attacks and automating threat response. Distribution and enterprise reach of VMware, Dell and SecureWorks will further accelerate the adoption of Carbon Black in the enterprise. VMware will be able to take a significant leadership position in security for the new age of multi-cloud, modern apps and modern devices.

Redacted slides ***

Our “any, any, any” vision continues to resonate Trends are validating our “Any, Any, Any” vision Emergence of multi-cloud computing Apps being built to run across clouds, in the datacenter and across all devices Growth at the connected edge As customers execute on their digital transformation journey, we will provide the software to build, run, manage, connect and protect any app across any cloud and on any device With customers and partners as we drive our customers’ digital transformation agenda VMware Vision Any Device Any Application Any Cloud

We are expanding our portfolio to accelerate our strategy

Any Cloud | Any App | Any Device

Build	Run	Manage	Connect	Protect
Heptio	vSphere	vRealize	NSX	AppDefense
PKS	vSAN	WorkspaceONE	VeloCloud	SecureState
Bitnami	VMware Cloud	CloudHealth	Avi Networks	Carbon Black
Pivotal	VMware Cloud Foundation			
	VCPP			

vmware

©2019 VMware, Inc.

11

$11.71 implied blended price per share $15.00 per Pivotal Class A share (cash) 0.0550 exchange ratio for Pivotal Class B shares1 (approximately 7.2 million VMware Class B shares to Dell) $2.7 billion enterprise value $0.8 billion expected net cash payout2 $26.00 per share $2.1 billion enterprise value $1.9 billion expected net cash payout3 Transaction summary Exchange ratio based on VMware and Pivotal share prices before Dell made its Schedule 13-D/A filing with the SEC on August 14, 2019 Net of cash, cash equivalents and short-term investments of Pivotal Net of cash, cash equivalents and short-term investments of Carbon Black Projections are for non-GAAP operating income and non-GAAP EPS Expectations: Pivotal and Carbon Black together to add >2 pts of revenue growth and over $1 billion of mostly Hybrid Cloud Subscription and SaaS revenue to VMware’s total revenue in year 1 Pivotal and Carbon Black to meaningfully increase our total revenue in Hybrid Cloud Subscription and SaaS to over $3 billion in year 2 Combination of Pivotal and Carbon Black together to be operating income4 positive in year 1, and both cash flow positive and EPS4 accretive in year 2 2. We have the flexibility to fund the acquisitions through cash on our balance sheet and access to short-term borrowing capacity 3. Expect closing both Pivotal and Carbon Black in 2H FY-20 (subject to customary closing conditions) 4. Once closed, we will update VMware’s historical financial statements to reflect the historical performance of Pivotal

Q&A

Redacted slides ***

Forward-Looking Statements This presentation contains forward-looking statements including, among other things, statements regarding the proposed acquisitions of Carbon Black and Pivotal Software by VMware, such as: the amount and type of consideration expected to be paid for each acquisition; the net cash and equity payouts and dilutive impact on VMware; the sources of funding for the acquisitions, including VMware’s ability to access short-term borrowing; the expected timing for the acquisitions; the growth opportunities and expansion of VMware’s offerings associated with each acquisition and potential benefits to VMware and its customers; as well as, increasing customer interest in VMware cloud infrastructure technology; and the expected benefits to and adoption by customers of VMware products and services, including, for example, those relating to the announcements of Google Cloud VMware Solution, Azure VMware Solutions, VMware HCX Enterprise and VMware’s recently completed acquisitions; VMware’s expectations and estimates regarding total and license revenues, GAAP and non-GAAP operating margin, diluted GAAP and non-GAAP net income per share, diluted share count and GAAP and non-GAAP tax rates for Q3 fiscal year 2020 (FY20) and full year FY20; expectations regarding and non-GAAP to GAAP reconciliations of FY20 cash flow from operations, capital expenditures and free cash flow; expectations related to VMware’s non-GAAP to GAAP reconciliations of operating margin and diluted net income per share for Q3 FY20 and FY20; and expectations regarding growth in total revenue plus the sequential change in total unearned revenue for Q3 FY20. These forward-looking statements are subject to applicable safe harbor provisions under federal securities laws, such as the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (1) the satisfaction or waiver of the conditions to closing the proposed acquisitions (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all; (2) uncertainties as to how many of Carbon Black’s stockholders will tender their shares in the tender offer and the outcome of the vote by Pivotal stockholders to approve the Pivotal acquisition; (3) the possibility that either or both acquisitions do not close; (4) the possibility that competing offers may be made; (5) risks related to obtaining the requisite consents to each acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals and the risk that one or more governmental entities may deny approval); (6) risks related to the ability to realize the anticipated benefits of the proposed acquisitions, including the possibility that the expected benefits from the proposed acquisitions will not be realized or will not be realized within the expected time period; (7) the risk that the businesses will not be integrated successfully; (8) disruption from the transactions making it more difficult to maintain business and operational relationships; (9) negative effects of this announcement or the consummation of the proposed acquisitions on the market price of VMware’s common stock, credit ratings and operating results; (10) the risk of litigation and regulatory actions related to the proposed acquisitions; (11) other business effects, including the effects of industry, market, economic, political or regulatory conditions; (12) other unexpected costs or delays in connection with the acquisitions; (13) adverse changes in general economic or market conditions; (14) delays or reductions in consumer, government and information technology spending; (15) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into the virtualization software and cloud, end user and mobile computing industries, and new product and marketing initiatives by VMware’s competitors; (16) VMware’s customers’ ability to transition to new products and computing strategies such as cloud computing, desktop virtualization and the software defined data center; (17) VMware’s ability to enter into, maintain and extend strategically effective partnerships and alliances; (18) the uncertainty of customer acceptance of emerging technology; (19) the ability to successfully integrate into VMware acquired companies and assets and smoothly transition services related to divested assets from VMware; (20) rapid technological changes in the virtualization software and cloud, end user and mobile computing industries; (21) changes to product and service development timelines; (22) VMware’s relationship with Dell Technologies and Dell’s ability to control matters requiring stockholder approval, including the election of VMware’s board members and matters relating to Dell’s investment in VMware; (23) VMware’s ability to protect its proprietary technology; (24) VMware’s ability to attract and retain highly qualified employees; (25) the ability of VMware to realize synergies from Dell; (26) disruptions resulting from key management changes; (27) risks associated with international sales such as fluctuating currency exchange rates and increased trade barriers; (28) changes in VMware’s financial condition; (29) risks associated with cyber-attacks, information security and privacy; and (30) geopolitical changes such as Brexit and increased tariffs and trade barriers that could adversely impact our non-U.S. sales. These forward-looking statements are made as of the date of this press release, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Additional Information about the Pivotal Software Acquisition and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed merger with Pivotal Software (the “Pivotal Merger”). This communication does not constitute an offer to sell or the solicitation of an offer to buy VMware securities or the solicitation of any vote or approval. The proposed Pivotal Merger will be submitted to Pivotal’s stockholders for their consideration. In connection with the proposed transaction, Pivotal intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies by Pivotal, the Company and Dell Technologies in connection with the proposed transaction. The definitive proxy statement will be mailed to Pivotal’s stockholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF PIVOTAL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Pivotal with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov. In addition, Pivotal’s stockholders may obtain free copies of the documents filed with the SEC through the Investors portion of Pivotal’s website at investors.pivotal.io or by contacting Pivotal’s Investor Relations Department via e-mail at ir@pivotal.io. Pivotal, VMware, Dell Technologies Inc. and certain of their respective executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Pivotal’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in Pivotal’s preliminary and definitive proxy statements when filed with the SEC and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available. Information regarding certain of these persons and their beneficial ownership of Pivotal’s common stock is also set forth in Pivotal’s proxy statement for its 2019 annual meeting of stockholders filed on May 3, 2019 with the SEC, which may be obtained free of charge from the sources indicated above.

Additional Information about the Carbon Black Tender Offer & Where to Find It The tender offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell Carbon Black securities, nor is it a substitute for the tender offer materials that VMware and its acquisition subsidiary will file with the SEC. The solicitation and offer to buy Carbon Black stock will only be made pursuant to an Offer to Purchase and related tender offer materials. At the time the tender offer is commenced, VMware and its acquisition subsidiary will file a tender offer statement on Schedule TO and thereafter Carbon Black will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. CARBON BLACK STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF CARBON BLACK SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of Carbon Black stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting VMware or Carbon Black. Copies of the documents filed with the SEC by Carbon Black will be available free of charge on Carbon Black internet website at investors.carbonblack.com/financial-information/sec-filings or by contacting Carbon Black’s Investor Relations Department at (617) 393-7400. Copies of the documents filed with the SEC by VMware will be available free of charge on VMware’s internet website at ir.vmware.com contacting VMware’s Investor Relations Department via email at IR@vmware.com.  In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, VMware and Carbon Black each file annual, quarterly and current reports and other information with the SEC. VMware’s and Carbon Black’s filings with the SEC are available to the public on the SEC’s website at www.sec.gov.

E-Mails to VMware Employees

From: Ray

To: CNABU-All (cnabu-all-adl@vmware.com)

Cc: Paul

Subject: FW: FW: VMWare Announces Intent to Acquire Pivotal and Carbon Black (FORWARD CASCADE OF PAT’S EMAIL > Paul’s EMAIL)

Date: 8/22 immediately following Paul’s email

As Paul outlined below, VMware intends to be central to the role of modern application development for the enterprise. Building on the foundations you have already created, especially your central role in K8s combined with the acquisition we announced today, allows us to build on that promise.

Big challenges, even bigger opportunities… but based on the trust and reputation we have built as the infrastructure software vendor of choice for the world’s enterprises, we now strive to the same for the world of the app developer community.

I am super excited to be working with all of you as we move forward.

Ray

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding the proposed acquisition of Pivotal Software by VMware, such as: the growth opportunities and expansion of VMware’s offerings associated with each acquisition and potential benefits to VMware and its customers. These forward-looking statements are subject to applicable safe harbor provisions under federal securities laws. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (1) the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all; (2) uncertainties as to the outcome of the vote by Pivotal stockholders to approve the Pivotal acquisition; (3) the possibility that the acquisition does not close; (4) the possibility that competing offers may be made; (5) the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; (6) the risk that the business will not be integrated successfully; (7) the risk of litigation and regulatory actions related to the proposed acquisition; (8) other business effects, including the effects of industry, market, economic, political or regulatory conditions; and (9) other unexpected costs or delays in connection with the acquisition. These forward-looking statements are made as of the date of this press release, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Additional Information about the Pivotal Software Acquisition and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger with Pivotal Software (the “Pivotal Merger”). This communication does not constitute an offer to sell or the solicitation of an offer to buy VMware securities or the solicitation of any vote or approval. The proposed Pivotal Merger will be submitted to Pivotal’s stockholders for their consideration. In connection with the proposed transaction, Pivotal intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies by Pivotal, the Company and Dell Technologies in connection with the proposed transaction. The definitive proxy statement will be mailed to Pivotal’s stockholders.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF PIVOTAL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY

AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Pivotal with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov.

In addition, Pivotal’s stockholders may obtain free copies of the documents filed with the SEC through the Investors portion of Pivotal’s website at investors.pivotal.io or by contacting Pivotal’s Investor Relations Department via e-mail at ir@pivotal.io.

Pivotal, VMware, Dell Technologies Inc. and certain of their respective executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Pivotal’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in Pivotal’s preliminary and definitive proxy statements when filed with the SEC and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available. Information regarding certain of these persons and their beneficial ownership of Pivotal’s common stock is also set forth in Pivotal’s proxy statement for its 2019 annual meeting of stockholders filed on May 3, 2019 with the SEC, which may be obtained free of charge from the sources indicated above.

From: Paul

To:

Cc:

Subject: Follow on to Pat’s Announcement

Date: 8/22 following Pat’s email, 2:00 p.m.

CNABU Team –

By now you will have read Pat’s message. I am very excited about the news—the acquisition of Pivotal will be a great expansion for our CNABU team.

Pat shared an overview of the benefits of bringing Pivotal into VMware, but I wanted to add a few more details for this team. But first, note that we haven’t closed yet, so we can’t talk about our “combined” strategy and deliverables externally until after close. We expect to close by the end of FY20, so there will be a period of time when we continue to operate as separate entities. Please refer to the FAQs on what you can and cannot say to anyone outside VMware.

Having said that, I would like to share my view on what this acquisition means to CNABU.

Tl;dr – Once the deal closes, together we will enable our customers to optimize their most scarce resource—developer time and attention—so that they can deploy code to production faster on any cloud.

First, the momentum behind enterprise application modernization is unquestionable. Practically every Fortune 500 company lists application modernization as one of their top corporate initiatives this year… and most of them are struggling to get started. The total addressable market in front of us is tens of billions of dollars—this new opportunity expands our company focus beyond infrastructure to include application services.

Second, Pivotal accelerates the cloud native apps strategy that VMware has been advancing over the last 2 years, including the acquisition of Heptio last December. We are committed to making Kubernetes the ubiquitous multi-cloud infrastructure for modern enterprise applications. Pivotal has over 700K+ application instances running business critical software across Fortune 500 customers around the globe. VMware will extend Pivotal’s reach; 500K+ customers trust us to build and run their apps on Kubernetes without fear of being locked into a single cloud.

Third, when the deal is closed, Pivotal will immediately bolster the “Build” portion of our “Build, Run, Manage” modern apps framework. Pivotal has been working on a number of products designed to work on Kubernetes in partnership with our team and these solutions will be available to our customers this year. I’d point you to the announcement Pivotal made in July discussing how their product portfolio will embrace Kubernetes. This announcement brought our roadmaps into alignment—eliminating confusion in the market and reinforcing our joint solutions are the obvious choice for our customers. Our two teams know how to collaborate and I’m excited for the new products and services we’ll create.

Pivotal was born out of VMware & EMC in 2012 and set off on a journey to transform how the world builds software. Upon close, we will continue that mission together and transform how the world builds software with Kubernetes.

***

If you have any questions on any of this, Raghu, Ray and I are hosting an All Hands on Friday, August 23 at 11:50 am PT – and Pat is planning on dropping in for a few minutes at the beginning, too! Look for an Outlook invite to come your way shortly.

Some additional resources on the Pivotal news:

FAQ

CNABU Blog

As exciting as the Pivotal news is, don’t forget we have some big stories planned for VMworld next week! Stay focused on the plan and let’s have a great show!

Thanks,

pf

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding the proposed acquisition of Pivotal Software by VMware, such as: the expected timing for the acquisitions; the growth opportunities and expansion of VMware’s offerings associated with each acquisition and potential benefits to VMware and its customers. These forward-looking statements are subject to applicable safe harbor provisions under federal securities laws. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (1) the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all; (2) uncertainties as to the outcome of the vote by Pivotal stockholders to approve the Pivotal acquisition; (3) the possibility that the acquisition does not close; (4) the possibility that competing offers may be made; (5) the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; (6) the risk that the business will not be integrated successfully; (7) the risk of litigation and regulatory actions related to the proposed acquisition; (8) other business effects, including the effects of industry, market, economic, political or regulatory conditions; and (9) other unexpected costs or delays in connection with the acquisition. These forward-looking statements are made as of the date of this press release, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Additional Information about the Pivotal Acquisition and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger with Pivotal Software (the “Pivotal Merger”). This communication does not constitute an offer to sell or the solicitation of an offer to buy VMware securities or the solicitation of any vote or approval. The proposed Pivotal Merger will be submitted to Pivotal’s stockholders for their consideration. In connection with the proposed transaction, Pivotal intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies by Pivotal, the Company and Dell Technologies in connection with the proposed transaction. The definitive proxy statement will be mailed to Pivotal’s stockholders.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF PIVOTAL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Pivotal with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov.

In addition, Pivotal’s stockholders may obtain free copies of the documents filed with the SEC through the Investors portion of Pivotal’s website at investors.pivotal.io or by contacting Pivotal’s Investor Relations Department via e-mail at ir@pivotal.io.

Pivotal, VMware, Dell Technologies Inc. and certain of their respective executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Pivotal’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in Pivotal’s preliminary and definitive proxy statements when filed with the SEC and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available. Information regarding certain of these persons and their beneficial ownership of Pivotal’s common stock is also set forth in Pivotal’s proxy statement for its 2019 annual meeting of stockholders filed on May 3, 2019 with the SEC, which may be obtained free of charge from the sources indicated above.

VMware Blog Posting – Pivotal Transaction

Title: Welcoming Pivotal to VMware to transform how the world builds software on Kubernetes

Author: Paul Fazzone

Timing: Thursday, August 22 @ 1:15PM PT

http://blogs.vmware.com/cloudnative/2019/08/22/transforming-software-on-kubernetes/

Earlier today, VMware announced its intent to acquire Pivotal. With a focus on the intersection of modern application development and multi-cloud infrastructure, Pivotal and VMware have collaborated heavily in the last few years—co-developing software, taking products and services to market and contributing to the open source community. Multi-cloud infrastructure has become a requirement for enterprise organizations. Kubernetes harnesses the complexities of multi-cloud infrastructure while providing a standard abstraction for modern application development tools to be used on any cloud.

Together, Pivotal and VMware will transform how the world builds software on Kubernetes. VMware has been steadily expanding our products, services and expertise to help lead our customers’ cloud native journeys. Last year, we acquired Heptio for clear Kubernetes vision and community leadership. This summer, we acquired Bitnami to accelerate packaged application delivery for Kubernetes and connect the cloud native ISV Ecosystem with the needs of Enterprise software teams. Over the last 12 months, VMware has become a top 3 contributor to the Kubernetes project, collaborating and leading key SIGs that focus on enterprise readiness.

Our customers are excited about our approach to Kubernetes, but they’ve also been clear that cloud native infrastructure is a means to develop modern applications. And so our efforts and innovations are focused across three dimensions: Run | Manage | Build

1. VMware helps customers RUN open source Kubernetes across environments with consistency

The Kubernetes landscape is in constant motion. We believe to run Kubernetes with consistency, across clouds and capture the latest innovation, our customers should adopt open source Kubernetes. And so, open source has been the foundation of our flagship Kubernetes offering, VMware PKS. We co-developed VMware PKS with Pivotal to ensure consistent implementation on-premises, across public cloud(s) and at the edge.

VMware and Pivotal are fully aligned on Kubernetes. Pivotal recently announced they are focusing their expertise in building outstanding developer experiences on Kubernetes with multiple new and updated products (including PAS). VMware has been pushing the boundaries with Kubernetes, and at VMworld next week we’re going to push even further. Join us for some major announcements as we demonstrate our intent to be the leading enabler of Kubernetes.

2. VMware enables operators to MANAGE all their Kubernetes from one point of control, to free developers to focus on code

VMware and Pivotal customers include many of the world’s largest and most complex enterprises. As we consult on their cloud native practices, a pattern is emerging—they are managing ever increasing numbers of small Kubernetes clusters … and they are running those clusters across multiple environments.

This is the right use of the technology, but it risks introducing tremendous management burden. They need a way to manage Kubernetes across environments, and that’s a degree of openness that is not possible from a cloud service provider. Fortunately, we have a solution that Pat Gelsinger will announce on stage next week and Ray O’Farrell will demo for thousands of attendees.

3. VMware provides enterprises the products and expertise to BUILD modern applications with a cloud native supply chain

Once we have established consistent infrastructure and consistent operations, we are in a strong position to help our customers build modern applications on that footprint. But we need deep understanding of developers and a cloud native platform, and Pivotal offers both.

For the last 6 years Pivotal has been at the leading edge of modern software development helping enterprises transform how they build their most important applications.

1. Pivotal made Netflix-style microservices the de-facto software architecture pattern in the enterprise. Spring Boot is now downloaded over 75 million times per month and is the most popular Java developer framework today

2. Pivotal’s Platform has enabled developers to quickly and securely get code from development to production. Today over 750,000 application instances run on this platform

3. Pivotal Labs has helped some of the world’s biggest companies modernize their existing applications and development methods to quickly move to cloud

We know Pivotal, and Pivotal knows VMware. We share customers—many of our largest customers run Pivotal software at scale on VMware and our customers are asking us to come together. VMware and Pivotal share a commitment to the community—collectively we’re a force across Kubernetes, Cloud Foundry and developer technologies. And we share vision—we offer the most complete approach to application modernization on any cloud.

Together Pivotal and VMware are ready to help transform the way our customers build software on Kubernetes.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding the proposed acquisition of Pivotal Software by VMware, the expected complementary nature and strategic advantages of combined offerings and opportunities and potential benefits to VMware and its customers. These forward-looking statements are subject to applicable safe harbor provisions under federal securities laws. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (1) the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all; (2) uncertainties as to the outcome of the vote by Pivotal stockholders to approve the Pivotal acquisition; (3) the possibility that the acquisition does not close; (4) the possibility that competing offers may be made; (5) the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; (6) the risk that the business will not be integrated successfully; (7) the risk of litigation and regulatory actions related to the proposed acquisition; (8) other business effects, including the effects of industry, market, economic, political or regulatory conditions; and (9) other unexpected costs or delays in connection with the acquisition. These forward-looking statements are made as of the date of this press release, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Additional Information about the Pivotal Acquisition and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger with Pivotal Software (the “Pivotal Merger”). This communication does not constitute an offer to sell or the solicitation of an offer to buy VMware securities or the solicitation of any vote or approval. The proposed Pivotal Merger will be submitted to Pivotal’s stockholders for their consideration. In connection with the proposed transaction, Pivotal intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies by Pivotal, the Company and Dell Technologies in connection with the proposed transaction. The definitive proxy statement will be mailed to Pivotal’s stockholders.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF PIVOTAL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Pivotal with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov.

In addition, Pivotal’s stockholders may obtain free copies of the documents filed with the SEC through the Investors portion of Pivotal’s website at investors.pivotal.io or by contacting Pivotal’s Investor Relations Department via e-mail at ir@pivotal.io.

Pivotal, VMware, Dell Technologies Inc. and certain of their respective executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Pivotal’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in Pivotal’s preliminary and definitive proxy statements when filed with the SEC and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available. Information regarding certain of these persons and their beneficial ownership of Pivotal’s common stock is also set forth in Pivotal’s proxy statement for its 2019 annual meeting of stockholders filed on May 3, 2019 with the SEC, which may be obtained free of charge from the sources indicated above.

Spokesperson FAQs – Transactions Announcement

Spokesperson FAQ – Intent to Acquire Carbon Black and Pivotal

COMBINED STRATEGY / IMPACT

1. What did VMware announce today (August 22, 2019)?

VMware announced its intent to acquire Pivotal and Carbon Black. These companies address key strategic IT priorities—building apps with a modern approach and protecting enterprise workloads and clients.

With Pivotal, VMware will be able to deliver an integrated modern apps portfolio combining Pivotal’s next-generation developer platform and VMware’s Kubernetes portfolio.

With Carbon Black, VMware will be able to provide a next generation security cloud with Carbon Black’s protection suite and VMware’s intrinsic security assets.

2. What will the impact of these two acquisitions mean for VMware?

Adding these companies to VMware’s portfolio will allow the company to deliver software solutions that enable customers to build, run, manage, connect and protect any app, on any cloud and any device.

3. Why is VMware confident it can integrate not one – but two – public companies, both of which are in transition? Why now?

We believe we couldn’t have picked a better time to bring these two companies into VMware as they allow us to capitalize on secular industry trends in Developer and Cybersecurity with velocity.

o Also, we operate a yearly cadence, that starts at VMworld, where we communicate our strategy and plans. This is a superb opportunity we did not want to miss.

Both companies are addressing major shifts in their industries: Pivotal has begun a major shift to Kubernetes, which is driving the biggest shift in enterprise architecture since Java. Carbon Black’s innovative, cloud-native security cloud platform, leverages big data and behavioral analytics, which today sees and stops approximately 1 million attempted cyberattacks per day.

VMware has acquired more than 15 companies over the last 3 years, and has a track record of successfully integrating and optimizing acquisitions, including Nicira and AirWatch, both becoming major growth drivers and $1 billion+ businesses.

Both Carbon Black and Pivotal are existing VMware partners, so we are familiar with each company from a cultural and tactical perspective. These acquisition are a natural evolution of our partnerships.

We are creating strong, cross-functional teams with members from Pivotal, VMware and Carbon Black to ensure an effective and seamless integration.

4. Will these acquisitions have any impact on VMware’s existing partnerships with either company or at large?

Today’s announcement will have no impact on VMware’s existing partnerships.

o Both will further enhance VMware’s partner ecosystem and make it more comprehensive.

o Carbon Black is already a VMware partner today and will bring with it some new partners in the security space.

o Pivotal has partnered with VMware for many years and will bring with it some developer-related partners.

These acquisitions will reinforce VMware’s position as the leader in multi-cloud modern IT infrastructure and accelerate VMware’s key growth initiatives, providing significant value to our existing partners.

Pivotal

General

5. Who is Pivotal?

Pivotal is a leading cloud-native platform provider, offering a powerful set of developer assets with a leading developer-centric platform and services that accelerate modern app development.

Pivotal has over 350 customers, including a third of Fortune 100 companies today. With over 75M downloads, >400K developers start new projects each month on Spring, and >1.5M projects are generated each month.

VMware and Pivotal have a long-standing partnership, centered around our successful VMware PKS collaboration.

6. Why is VMware buying this company?

We see Kubernetes as key to the future of infrastructure and software development. Just as VMware benefited from having control and integration across the full SDDC stack, we see a similar opportunity to own and control the complete Kubernetes stack.

By combining Pivotal with VMware, we will bring together the most comprehensive, developer-centric Kubernetes portfolio (PAS, PKS, Heptio, etc.) combined with our infrastructure leadership. This will position us well to capitalize on growing customer demand and deliver an enterprise Kubernetes solution that accelerates software delivery for modern applications on any cloud.

We see opportunities to scale and operationalize integrated developer offerings to drive more value to customers by leveraging VMware’s enterprise customer base and GTM capabilities.

7. How much is VMware paying for Pivotal?

The transaction has an enterprise value of $2.8 billion.

8. What is the benefit to Pivotal?

Together, we will significantly expand our Kubernetes resources and offerings to deliver the most comprehensive enterprise-grade and enterprise-scale infrastructure and services in the industry and scale our next-generation application developer platform

We see opportunities to scale and operationalize integrated developer offerings to drive more value to customers by leveraging VMware’s enterprise customer base and GTM capabilities.

9. *****

Strategy/Impact

10. How does this transaction support your long-term vision?

Pivotal has a proven record driving outcomes for customers and its Spring platform has tremendous credibility with developers, with over 1.5M projects generated each month.

Acquiring Pivotal supports our strategy to accelerate the adoption of the Kubernetes platform as the de facto standard for multi-cloud infrastructure and builds on the Kubernetes investments we’ve been making over the last two years.

By combining Pivotal with VMware, we will bring together the most comprehensive, developer-centric Kubernetes portfolio (PAS, PKS, Heptio, etc.) combined with our infrastructure leadership. This will position us well to capitalize on growing customer demand and deliver an enterprise Kubernetes solution that accelerates software delivery for modern applications on any cloud.

We see opportunities to scale and operationalize integrated developer offerings to drive more value to customers by leveraging VMware’s enterprise customer base and GTM capabilities.

More broadly, this acquisition accelerates VMware’s Any Cloud, Any App, Any Device vision, reinforces our leadership position in multi-cloud modern IT infrastructure and positions VMware for growth by enabling us to address CIO’s strategic priority of building apps with a modern approach.

11. Why now?

The Developer space is undergoing massive transition and we view Kubernetes as the most important shift in enterprise architecture since the cloud.

Now is the opportunity. Our customers are increasingly demanding a Kubernetes platform so their developers can more easily and quickly build and deploy cloud applications.

VMware is committed to the developer community and has made substantial investments in Kubernetes and cloud native infrastructure over the past 12 months, including:

o The acquisition of Heptio for deep Kubernetes expertise

o The extension of our open source commitment to be a “top 3” contributor to the Kubernetes project

Similarly, Pivotal has doubled down on the Kubernetes opportunity:

o Pivotal recently announced the evolution of the Pivotal Application Service and component technologies to run on Kubernetes, and released a comprehensive set of developer services and DevOps tools for enterprises targeting cloud-native application development.

o Pivotal customers – many of the largest enterprises in the world – have benefited from a significant increase in software to production, significant increases in developer productivity and operational efficiency, and significant decreases in time to patch operating systems.

This acquisition builds on these efforts and will give VMware additional capabilities within the Kubernetes ecosystem to help customers build modern applications with an enterprise-grade development platform.

o By bringing together the most comprehensive, developer centric Kubernetes portfolio (PAS, PKS, Heptio etc.) with our infrastructure leadership, we’re best positioned to address this secular shift.

12. What is VMware’s Cloud Native Applications strategy? How does this acquisition fit in with this strategy?

Enterprise software modernization is driving clear demand for cloud native application development, and the adoption of the Kubernetes platform as the de facto standard for multi-cloud infrastructure.

VMware’s Cloud Native Application strategy centers around offering comprehensive cloud native solutions across the stack, from infrastructure to application, to help enterprises build, run and manage modern applications with productivity, security and efficiency.

This acquisition builds on this strategy. By bringing VMware and Pivotal together in one company, we can deliver an enterprise Kubernetes solution that accelerates software delivery for modern apps on any Cloud.

13. What is the industry context for this acquisition?

Enterprise software modernization is driving clear demand for cloud native application development and the adoption of the Kubernetes platform as the de facto standard for multi cloud infrastructure.

Our customers are increasingly demanding a Kubernetes platform so their developers can more easily and quickly build and deploy cloud applications.

To meet these customer needs, VMware made strategic investments in the Kubernetes space, including jointly developing a PKS offering with Pivotal and building out Kubernetes management and ecosystems.

o PKS has become the best Kubernetes product for enterprises, and we have more than 250 PKS customers.

o While it’s still early, PKS’s net expansion rate has been accelerating [meaningfully from its overall net expansion rate of 143%].

This acquisition builds on these efforts and will give VMware additional capabilities within the Kubernetes ecosystem to help customers build modern applications with an enterprise-grade development platform.

14. Why not continue to partner with Pivotal versus purchasing the company?

The Developer space is undergoing massive transition and we view Kubernetes as the most important shift in enterprise architecture since the cloud – Kubernetes leadership will be as core to the future of VMware as vSphere or NSX.

o It is critical to own an end-to-end Kubernetes platform in order to accelerate the product and GTM synergy and move faster.

Acquiring Pivotal is in line with our strategy to make Kubernetes the standard for customers building and running their applications across clouds and builds on Kubernetes investments we’ve made over the last 12 months.

With this acquisition, we are gaining direct access to Pivotal’s platform, uniformly seen as industry leading and its innovation/technology in the developer space.

By combining Pivotal with VMware, we will bring together the most comprehensive, developer-centric Kubernetes portfolio (PAS, PKS, Heptio, etc.) combined with our infrastructure leadership, This will position us well to capitalize on growing customer demand and deliver an enterprise Kubernetes solution that accelerates software delivery for modern applications on any cloud.

15. Why are you bringing Pivotal back into the company?

Our customers are increasingly demanding a Kubernetes platform so their developers can more easily and quickly build and deploy cloud applications.

Both companies have evolved their strategies and grown their businesses over the last six years, making this the ideal time to rejoin.

o Over the past six years, VMware has been highly focused on SDDC, Infrastructure as a Service and Cloud, and Pivotal was formed before Kubernetes was first announced.

Today, by combining Pivotal with VMware, we will bring together the most comprehensive, developer centric Kubernetes portfolio (PAS, PKS, Heptio, etc.) combined with our infrastructure leadership. This will position us well to capitalize on growing customer demand and deliver an enterprise Kubernetes solution that accelerates software delivery for modern applications on any cloud.

Customers / Partners

16. What will happen to Pivotal’s partnerships/integrations?

Today’s announcement will have no impact on Pivotal’s existing partnerships/integrations.

Their partners are mostly complementary to ours, and we are committed to both.

We are creating a robust team with members from both Pivotal and VMware to ensure an effective and seamless integration.

And until the transaction closes, it is business as usual at both Pivotal and VMware.

17. What does this mean for Pivotal customers? Will Pivotal still sell its products to existing customers? What is the plan for transitioning customers?

This acquisition will offer tremendous value for our combined customers by providing a Kubernetes platform that enables developers to more quickly and easily build and deploy cloud applications.

Until the transaction closes, it is business as usual at both Pivotal and VMware.

We are creating a robust team with members from both Pivotal and VMware to ensure an effective and seamless integration.

18. Is there a conflict between Pivotal Application Service and Pivotal Container Service (PKS)?

No. Pivotal Application Service and Pivotal Container Service are complementary products. Many PAS customers have since purchased PKS. Pivotal recently announced a version of PAS that runs on PKS. In the future, Pivotal expects this to be the default way customers run PAS.

19. Are there any Pivotal customers that we can publicly discuss?

Pivotal’s website many customer references, listed across a variety of industries, including automotive, financial services, insurance, retail and telecommunications. Pivotal has over 350 customers, including a third of Fortune 100 companies.

20. What is the benefit to customers?

By combining Pivotal with VMware, we will bring together the most comprehensive, developer centric Kubernetes portfolio (PAS, PKS, Heptio, etc.) with our infrastructure leadership to be well-positioned to capitalize on growing customer demand and deliver an enterprise Kubernetes solution that accelerates software delivery for modern applications on any cloud.

We see opportunities to scale and operationalize integrated developer offerings to drive more value to customers by leveraging VMware’s enterprise customer base and GTM capabilities.

21. Why are VMware and Pivotal product strategies better together?

By combining Pivotal with VMware, we will bring together the most comprehensive, developer centric Kubernetes portfolio (PAS, PKS, Heptio, etc.) combined with our infrastructure leadership. This will position us well to capitalize on growing customer demand and deliver an enterprise Kubernetes solution that accelerates software delivery for modern applications on any cloud.

We see opportunities to scale and operationalize integrated developer offerings to drive more value to customers by leveraging VMware’s enterprise customer base and GTM capabilities.

22. When can I leverage the new assets?

You will be able to access our full, combined product portfolio after the transaction close.

We will keep you updated as appropriate.

23. When can customers or partners buy Pivotal solutions through VMware?

Business is normal; customers can continue to purchase PKS through VMware as before.

You will be able to buy additional Pivotal solutions as part our full, combined product portfolio after the transaction close.

We will keep you updated as appropriate.

24. If I have to renew or add software licenses from Pivotal, where do I go?

At this time, it is business as usual and you can reach out to your normal point of contact.

Following the transaction close, any changes in service will be communicated in advance.

25. Where do I go for support for Pivotal solutions?

At this time, it is business as usual and you can reach out to your normal point of contact.

Following the transaction close, any changes in service will be communicated in advance.

Employees

26. How many employees does Pivotal have, and where are they located?

Pivotal has over 2,900 employees across 27 offices around the world.

Pivotal is headquartered in San Francisco.

CARBON BLACK

General / Strategy

27. Who is Carbon Black?

Carbon Black has created an innovative, cloud-native security cloud platform, leveraging big data and behavioral analytics, which today sees and stops approximately 1 million attempted cyberattacks per day.

Carbon Black’s smart, lightweight agent provides comprehensive protection of endpoints and defense against a variety of threats and breaches.

Carbon Black is rated a leader by industry analysts, with more than 5,600 customers.

28. How much is VMware paying for Carbon Black?

VMware will acquire Carbon Black in an all cash transaction for $26 per share, representing an enterprise value of $2.1 billion.

29. What is the benefit to Carbon Black?

Together, built on their existing partnership, VMware and Carbon Black will be able to provide customers with advanced cybersecurity protection and in-depth behavioral insight to stop sophisticated attacks and accelerate response.

The channel distribution and direct enterprise reach of VMware and Dell, across both client and server endpoints, can greatly leverage the differentiated features of Carbon Black in the enterprise

VMware’s massive penetration in the data center, combined with Carbon Black, creates the most comprehensive security platform in the industry.

The distribution and enterprise reach of VMware, Dell and SecureWorks will further accelerate the adoption of Carbon Black in the enterprise, both through direct selling, and through partners.

30. ***

Strategy/Impact

31. How did this transaction come about? What is the industry context?

As enterprises increasingly become digital and deliver their apps from any cloud to any device, protection of enterprise apps, data and endpoints is a top priority for every company.

The current cybersecurity industry is not meeting the needs of a modern IT infrastructure environment, with ineffective point tools, fragmentation and no cohesive architecture.

We believe the category is ripe for disruption, given the evolving needs of customers demanding modern solutions that are cloud-agnostic and address security at an intrinsic platform level.

Together, VMware and Carbon Black will be able to deliver a highly differentiated, intrinsic security platform for Any App running on Any Cloud delivered to Any Device.

32. What is VMware’s security strategy? How does this acquisition fit in with this strategy?

We believe security is ripe for disruption given the evolving needs of customers demanding modern solutions that are cloud-agnostic and address security at an intrinsic platform level, where features are built into the infrastructure and across workloads, devices and applications.

The acquisition of Carbon Black accelerates this intrinsic security strategy across the most important security control points – network, endpoint, identity and analytics.

Carbon Black also provides us with a security platform with powerful data lake and analytics capabilities with AI/ML.

With this acquisition, VMware is poised to take a significant leadership position in security for the new age of multi-cloud, modern apps and modern devices.

33. Why not continue to partner with Carbon Black versus purchase the company?

Carbon Black’s offerings are complementary to VMware’s AppDefense, Workspace ONE, NSX and SecureState security products, and when combined, the offerings will deliver a modern Security Cloud Platform for Any App running on Any Cloud.

This highly differentiated, intrinsic security portfolio will provide customers with advanced threat detection and in-depth application behavior insight to stop sophisticated attacks and accelerate responses.

For the first time in our industry, it also collapses endpoint management (Workspace ONE) and security (Carbon Black) into a more unified solution, providing additional value to customers.

34. Why are you/we buying a company that appears to be in the midst of change?

We see a lot of parallels to when VMware acquired AirWatch. At the time, AirWatch was not the clear leader in the category. However, our strong evaluation and due diligence uncovered not only strong customer relationships, but also strong technology assets that in many areas were better than the leading competitor.

Carbon Black has created an innovative cloud-native security platform, with a smart, lightweight agent and an AI/ML-based Data Lake in the Cloud, that provides a comprehensive protection of endpoints and defense against a variety of threats.

Carbon Black’s offerings are complementary to VMware’s AppDefense, Workspace ONE, NSX and SecureState security products, and when combined, the offerings will deliver a modern Security Cloud Platform for Any App running on Any Cloud.

For the first time in our industry, it also collapses endpoint management (Workspace ONE) and security (Carbon Black) into a more unified solution, providing additional value to customers.

35. What happens to Carbon Black’s other partnerships/integrations?

Today’s announcement will not impact Carbon Black’s existing partnerships/integrations.

And until the transaction closes, it is business as usual for both Carbon Black and VMware.

36. What does this mean for Carbon Black customers? Will Carbon Black still sell its products to existing customers? What is the transition plan?

Until the transaction closes, it is business as usual for both Carbon Black and VMware.

Carbon Black’s offerings are complementary to VMware’s AppDefense, Workspace ONE, NSX and SecureState security products, and when combined, the offerings will deliver a highly differentiated, intrinsic security platform for Any App running on Any Cloud delivered to Any Device.

This security portfolio will provide customers with advanced threat detection and in-depth application behavior insight to stop sophisticated attacks and accelerate responses.

37. What are the closing conditions, and when is the close expected?

The closing of the transaction is expected in the second half of the year, and is subject to customary closing conditions, including completion of a tender offer for a majority of Carbon Black’s outstanding common stock, as well as regulatory approvals.

The transaction has been unanimously approved by the Boards of Directors of both companies.

38. VMware and Carbon Black were already collaborating on joint integration of VMware and Carbon Black solutions. Does this acquisition prevent VMware from working with other complementary security partners who compete with Carbon Black?

No. VMware enjoys a strong ecosystem of partners that help our customers secure application infrastructure, enforce known good application behavior, and provide real-time user and device management and security from the cloud. These relationships will not change.

Carbon Black is already a VMware partner, and they will bring with it some new partners in the security space.

39. Are there any Carbon Black customers we can publicly discuss?

Carbon Black’s website has a number of specific customers listed across a variety of industries.

https://www.carbonblack.com/why-cb/customer-success/

Customers/Partners

40. What is the benefit to customers and partners?

We are confident this acquisition will offer tremendous value for our customers and partners by expanding the set of products, tools and services we can provide to drive their digital transformations and address a key strategic priority for CIOs.

In addition, this transaction will accelerate VMware’s Any Cloud, Any App, Any Device vision and drive our goal of offering more comprehensive and trusted cloud-agnostic solutions to our customers.

41. Why is VMware and Carbon Black product strategy better together?

The combination of Carbon Black’s solutions with VMware’s security products including AppDefense, Workspace ONE, NSX and SecureState will create a modern and highly differentiated intrinsic Security Cloud Platform for Any App running on Any Cloud delivered to Any Device.

VMware will be able to extend Carbon Black’s Security Cloud, with areas of telemetry that VMware and partner solutions collect, across both companies’ products, enriching its data lake, security graph and ML algorithms, to best protect customers.

Combing with Carbon Black will accelerate VMware’s vision for intrinsic security across the most important Security control points – Network, Endpoint, Identity and Analytics.

42. When can I leverage the new assets?

You will be able to access our full, combined product portfolio after the transaction close.

We will keep you updated as appropriate.

43. When can customers or partners buy Carbon Black solutions through VMware?

You will be able to buy any Carbon Black solutions as part of our full, combined product portfolio after the transaction close.

We will keep you updated as appropriate.

44. If I have to renew or add software licenses from Carbon Black, where do I go?

At this time, it is business as usual and you can reach out to your normal point of contact.

Following the transaction close, any changes in service will be communicated in advance.

45. Where do I go for support for Carbon Black solutions?

At this time, it is business as usual and you can reach out to your normal point of contact.

Following the transaction close, any changes in service will be communicated in advance.

Employees

46. During the period between now and close, how do you expect us to work together? Should I be working closer with my future VMware and Carbon Black colleagues right away?

It is important to remember that the transaction has not yet closed, and it is business as usual at both companies for now.

It is critical that we all stay focused on our day-to-day responsibilities and delivering our 2H business priorities.

47. How will VMware integrate Carbon Black’s business operations?

We are creating a cross-functional team with members from Pivotal, VMware and Carbon Black to ensure an effective and seamless integration.

VMware has acquired over 15 companies over the last 3 years, and has a track record for successful acquisitions and integrations including Nicira and AirWatch, both becoming major growth drivers and $1 billion+ businesses.

Carbon Black is an existing VMware partner, so we are familiar with Carbon Black from both a cultural and tactical perspective. These acquisition are a natural evolution of our partnerships.

48. How many employees does Carbon Black have and where are they located?

Carbon Black has over 1,100 employees globally.

Carbon Black is headquartered in Waltham, MA.

###

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding the proposed acquisitions of Carbon Black and Pivotal Software by VMware, such as: the amount and type of consideration expected to be paid for each acquisition; the expected timing for the acquisitions; the growth opportunities and expansion of VMware’s offerings associated with each acquisition and potential benefits to VMware and its customers and partners. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (1) the satisfaction or waiver of the conditions to closing the proposed acquisitions (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all; (2) uncertainties as to how many of Carbon Black’s stockholders will tender their shares in the tender offer and the outcome of the vote by Pivotal stockholders to approve the Pivotal acquisition; (3) the possibility that either or both acquisitions do not close; (4) the possibility that competing offers may be made; (5) risks related to obtaining the requisite consents to each acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals and the risk that one or more governmental entities may deny approval); (6) risks related to the ability to realize the anticipated benefits of the proposed acquisitions, including the possibility that the expected benefits from the proposed acquisitions will not be realized or will not be realized within the expected time period; (7) the risk that the businesses will not be integrated successfully; (8) disruption from the transactions making it more difficult to maintain business and operational relationships; (9) negative effects of this announcement or the consummation of the proposed acquisitions on the market price of VMware’s common stock, credit ratings and operating results; (10)

the risk of litigation and regulatory actions related to the proposed acquisitions; (11) other business effects, including the effects of industry, market, economic, political or regulatory conditions; and (12) other unexpected costs or delays in connection with the acquisitions. These forward-looking statements are made as of the date of this press release, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Additional Information about the Pivotal Acquisition and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger with Pivotal (the “Pivotal Merger”). This communication does not constitute an offer to sell or the solicitation of an offer to buy VMware securities or the solicitation of any vote or approval. The proposed Pivotal Merger will be submitted to Pivotal’s stockholders for their consideration. In connection with the proposed transaction, Pivotal intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies by Pivotal, the Company and Dell Technologies in connection with the proposed transaction. The definitive proxy statement will be mailed to Pivotal’s stockholders.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF PIVOTAL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Pivotal with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov.

In addition, Pivotal’s stockholders may obtain free copies of the documents filed with the SEC through the Investors portion of Pivotal’s website at investors.pivotal.io or by contacting Pivotal’s Investor Relations Department via e-mail at ir@pivotal.io.

Pivotal, VMware, Dell Technologies Inc. and certain of their respective executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Pivotal’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in Pivotal’s preliminary and definitive proxy statements when filed with the SEC and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available. Information regarding certain of these persons and their beneficial ownership of Pivotal’s common stock is also set forth in Pivotal’s proxy statement for its 2019 annual meeting of stockholders filed on May 3, 2019 with the SEC, which may be obtained free of charge from the sources indicated above.

Additional Information about the Carbon Black Tender Offer and Where to Find It

The tender offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell Carbon Black securities, nor is it a substitute for the tender offer materials that VMware and its acquisition subsidiary will file with the SEC. The solicitation and offer to buy Carbon Black stock will only be made pursuant to an Offer to Purchase and related tender offer materials. At the time the tender offer is commenced, VMware and its acquisition subsidiary will file a tender offer statement on Schedule TO and thereafter Carbon Black will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN

IMPORTANT INFORMATION. CARBON BLACK STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF CARBON BLACK SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of Carbon Black stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting VMware or Carbon Black. Copies of the documents filed with the SEC by Carbon Black will be available free of charge on Carbon Black internet website at investors.carbonblack.com/financial-information/sec-filings or by contacting Carbon Black’s Investor Relations Department at (617) 393-7400. Copies of the documents filed with the SEC by VMware will be available free of charge on VMware’s internet website at ir.vmware.com contacting VMware’s Investor Relations Department via email at IR@vmware.com.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, VMware and Carbon Black each file annual, quarterly and current reports and other information with the SEC. VMware’s and Carbon Black’s filings with the SEC are available to the public on the SEC’s website at www.sec.gov.

VMware Q2’FY20 Earnings Call Transcript (Pivotal and Carbon Black Acquisition excerpts)

VMware Q2’FY20 Earnings Call Transcript (Pivotal and Carbon Black Acquisition excerpts)

[GRAPHIC APPEARS HERE]

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THOMSON REUTERS STREETEVENTS EDITED TRANSCRIPT

VMW—Q2 2020 VMware Inc Earnings and Definitive Agreements to

Acquire Carbon Black Inc along with Pivotal Software Inc Call

EVENT DATE/TIME: AUGUST 22, 2019 / 8:30PM GMT

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Client Id: 77

AUGUST 22, 2019 / 8:30PM, VMW—Q2 2020 VMware Inc Earnings and Definitive Agreements to Acquire

Carbon Black Inc along with Pivotal Software Inc Call

C O R P O R A T E P A R T I C I P A N T S

Patrick P. Gelsinger VMware, Inc.—CEO & Director

Paul Ziots VMware, Inc.—VP of IR

Zane C. Rowe VMware, Inc.—CFO & Executive VP

C O N F E R E N C E C A L L P A R T I C I P A N T S

Alexander Kurtz KeyBanc Capital Markets Inc., Research Division—Senior Research Analyst

John Stephen DiFucci Jefferies LLC, Research Division—Equity Analyst

Karl Emil Keirstead Deutsche Bank AG, Research Division—Director and Senior Equity Research Analyst

Kasthuri Gopalan Rangan BofA Merrill Lynch, Research Division—MD and Head of Software

Keith Frances Bachman BMO Capital Markets Equity Research—MD & Senior Research Analyst

Mark L. Moerdler Sanford C. Bernstein & Co., LLC., Research Division—Senior Research Analyst

Matthew George Hedberg RBC Capital Markets, LLC, Research Division—Analyst

Michael Turits Raymond James & Associates, Inc., Research Division—MD of Equity Research & Infrastructure Software Analyst

Nehal Sushil Chokshi Maxim Group LLC, Research Division—MD

Raimo Lenschow Barclays Bank PLC, Research Division—MD & Analyst

Walter H Pritchard Citigroup Inc, Research Division—MD and U.S. Software Analyst

P R E S E N T A T I O N

Operator

Good day, and welcome to the VMware Second Quarter Fiscal Year 2020 Earnings Conference Call. Today’s conference is being recorded. At this time, I would like to turn the conference over to Mr. Paul Ziots, Vice President of Investor Relations. Please go ahead, sir.

Paul Ziots - VMware, Inc.—VP of IR

Thank you. Good afternoon, everyone, and welcome to VMware’s Second Quarter Fiscal 2020 Earnings Conference Call. On the call, we have Pat

Gelsinger, Chief Executive Officer; and Zane Rowe, Executive Vice President and Chief Financial Officer. Following their prepared remarks, we will take questions.

Our press release was issued after close of market and is posted on our website where this call is being simultaneously webcast. Slides which accompany this webcast as well as a separate slide deck providing information on our proposed acquisitions of Pivotal Software and Carbon Black can be viewed in conjunction with live remarks and downloaded at the conclusion of the webcast from ir.vmware.com.

On this call today, we will make forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include statements regarding VMware’s proposed acquisitions of Carbon Black and Pivotal. Actual results may differ materially as a result of various risk factors, including risks related to our ability to consummate the acquisitions as planned as well as additional risks described in the 10-Ks, 10-Qs and 8-Ks VMware files with the SEC. We assume no obligation to and do not currently intend to update any such forward-looking statements.

***

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AUGUST 22, 2019 / 8:30PM, VMW—Q2 2020 VMware Inc Earnings and Definitive Agreements to Acquire

Carbon Black Inc along with Pivotal Software Inc Call

A webcast replay of this call will be available for the next 60 days on our company website under the Investor Relations link. Our third quarter fiscal

2020 quiet period begins at the close of business Thursday, October 17, 2019.

With that, I’ll turn it over to Pat.

Patrick P. Gelsinger - VMware, Inc.—CEO & Director

Thanks, Paul. As digital transformation accelerates in enterprises, we see 3 secular trends becoming stronger. First, multi-cloud is the new model for enterprise IT. Second, digital transformation is driving accelerated pace of cloud-native app development. Last but not least, as businesses move applications to the cloud and access it over distributed networks and from a diversity of endpoints, security has become a significant challenge and priority.

To address these trends, we are thrilled to announce our intent to acquire Pivotal and Carbon Black. It’s an exciting day for VMware as these acquisitions address critical priorities of CIOs and will meaningfully expand our ability to power our customers’ digital transformation.

Next week at VMworld, we will be announcing major expansions of our Kubernetes and modern apps portfolio and how Pivotal completes that strategy. Together with Heptio and Pivotal, VMware will offer comprehensive Kubernetes-based portfolio to build, run and manage modern applications on any cloud.

Specifically, Pivotal has over 350 customers and is used by many of the largest companies and governments worldwide, including 1/3 of the Fortune

100 today. Their customers have seen a significant acceleration in the delivery of modern applications. Many of our largest customers run Pivotal

Software at scale on VMware and have seen a significant acceleration in their delivery of modern applications. Having jointly delivered multiple versions of PKS to our customers, their message is clear: they want to see the 2 companies come closer together as a single entity. By doing this,

we can accelerate the benefits to existing Pivotal customers. And with VMware’s installed base, reach and credibility, we believe we can massively accelerate customer adoption.

Pivotal is a platform leader, offering a set of developer technologies and strategic services that is transforming how the world develops software.

Pivotal’s developer community has an estimated 3-plus million developers. Spring Boot is now downloaded over 75 million times per month and is the most popular Java developer framework today. Pivotal Labs and Pivotal’s platform led the market to containerized application and has enabled developers to quickly and securely get code from development to production. Today, over 750,000 application instances run on Pivotal’splatform across all customers.

Kubernetes is driving the biggest shift in enterprise architecture since Java, virtualization and cloud. And Pivotal has begun a major shift to

Kubernetes. Developers are adopting Kubernetes because they want to shift software faster and more frequently with the goal of better customer experiences and ultimately drive business growth. IDC estimates that over 500 million new apps will be built in the next 5 years using cloud-native methods and tools. The winners in multi-cloud Kubernetes will, therefore, be those that excel at meeting the needs of developers as well as meeting the needs of enterprise IT. Pivotal is bringing their expertise and outstanding developer experiences to the Kubernetes platform.

VMware has increased its Kubernetes-related investments over the past year with the acquisition of Heptio to become a top 3 contributor to

Kubernetes. And at VMworld next week, we will describe a major R&D effort to evolve VMware vSphere into a native Kubernetes platform for VMs and containers. With VMware’s enterprise installed base, reach and credibility, we believe we can massively extend the customer potential.

The opportunity is clear and significant. The transition to Kubernetes is underway, and the time to move decisively is now. With the acquisition of

Pivotal, VMware will go from the best infrastructure software company to the best infrastructure and developer software company. We can now

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AUGUST 22, 2019 / 8:30PM, VMW—Q2 2020 VMware Inc Earnings and Definitive Agreements to Acquire

Carbon Black Inc along with Pivotal Software Inc Call

serve our customers from hypervisor to developer tooling as they embark on the journey to cloud and undertake the biggest modernization in history. We are proud to bring this company into VMware.

Now let’s talk about Carbon Black. As enterprises increasingly become digital, cybersecurity and protection of enterprise apps, data, network, end points and identity is a primary concern across the C-suite and Boards. Yet, as I have said before, the current cybersecurity industry is simply broken and ineffective with a plethora of fragmented tools, bloatware agents and no cohesive platform architecture. But today, we are taking a huge step forward in security by bringing Carbon Black into the VMware family to deliver an enterprise-grade platform to protect workloads, applications and networks from device to cloud.

Carbon Black has created an innovative, cloud-native security platform, leveraging an AI-powered data lake, which today sees and stops approximately

1 million cyber attacks per day. Carbon Black’s smart, lightweight agent provides comprehensive protection of end points and defense against a variety of threats and breaches. Carbon Black is rated leader by industry analysts with more than 5,600 customers. Carbon Black’s assets are complementary and synergistic to existing VMware security products: AppDefense, Workspace ONE, NSX and Secure State.

Building on our existing partnership, the combination of these assets will create a highly differentiated, intrinsic security cloud platform with extraordinary telemetry and network effects. We intend to create deep integrations, agent-less on the server workload side while also collapsing end point management and end point security into an industry-first unified workspace solution. We also plan for integrations with NSX and Secure

State, leveraging our unrivaled position in workloads through our unique position in the network and through our extensive end point footprint,

we can uniquely and radically reduce the attack surface, thereby intrinsically preventing many sophisticated attacks and automating threat response.

The distribution and enterprise reach of VMware, Dell and Secureworks will further accelerate the adoption of Carbon Black in the enterprise, both through direct selling and through our vast partner networks. With this acquisition, VMware will be able to take a significant leadership position in security for the new age of multi-cloud, modern apps and modern devices.

***

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Client Id: 77

AUGUST 22, 2019 / 8:30PM, VMW—Q2 2020 VMware Inc Earnings and Definitive Agreements to Acquire

Carbon Black Inc along with Pivotal Software Inc Call

And with that, I’d like to hand it over to Zane.

Zane C. Rowe - VMware, Inc.—CFO & Executive VP

Thank you, Pat. I’ll begin discussing our Q2 results and then follow up with more detail on the financial impact acquiring Pivotal and Carbon Black will have on our business.

***

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Client Id: 77

AUGUST 22, 2019 / 8:30PM, VMW—Q2 2020 VMware Inc Earnings and Definitive Agreements to Acquire

Carbon Black Inc along with Pivotal Software Inc Call

Turning to Pivotal and Carbon Black. We believe these acquisitions will help us accelerate delivery on our portfolio strategy in the areas of building and protecting any app on any cloud and any device. These acquisitions will also accelerate the growth of our subscription and SaaS revenue.

Adding both to our portfolio will be of mutual benefit. In particular, we will deepen Pivotal’s and Carbon Black’s penetration with enterprise customers by leveraging the VMware and Dell Technologies’ go-to-market capabilities and breadth of technology solutions.

We expect Pivotal and Carbon Black together will add more than 2 points of revenue growth and over $1 billion in mostly hybrid cloud subscription and SaaS revenue to VMware’s total revenue in year 1 and meaningfully increase our total revenue and hybrid cloud subscription and SaaS to over

$3 billion in year 2. We expect the combination of Pivotal and Carbon Black together to be operating income positive in year 1 and both cash flow positive and EPS accretive in year 2. The integration of these 2 businesses into the VMware franchise will both enable accelerated top line growth as well as allow these businesses to grow globally and operate at scale.

With regards to Pivotal, VMware has agreed to acquire Pivotal at a blended price per share of $11.71 comprised of $15 per share in cash to public stockholders and VMware’s Class B common shares in exchange for Pivotal Class B common shares held by Dell Technologies at an exchange ratio of 0.055 VMware shares for each Pivotal share. The transaction has an enterprise value of $2.7 billion. Dell Technologies will receive approximately

7.2 million shares of VMware Class B common stock. In aggregate, this results in an expected net cash payout for VMware of $0.8 billion. The impact of the equity issued to Dell Technologies would increase its ownership stake in VMware by approximately 0.34 percentage points to total of 81.09%

based on the shares currently outstanding. VMware currently holds 15% of outstanding shares of Pivotal. Once closed, we will update VMware’s historical financial statements to reflect the historical performance of Pivotal.

With regard to Carbon Black, VMware has agreed to offer $26 per share in cash to Carbon Black’s stockholders, which equates to an enterprise value of $2.1 billion. This results in an expected net cash payout for VMware of $1.9 billion. In total, we expect net cash outlay of $2.8 billion for both acquisitions, and we’re comfortable with the total funding requirements to close. We have the flexibility to fund the acquisitions through cash on our balance sheet and access to short-term borrowing capacity. We anticipate both acquisitions will close in the second half of FY ‘20.

***

The combination of Pivotal and Carbon Black will contribute to our operating income in year 1 and be accretive to EPS and free cash flow in year

2, helping drive value for VMware while addressing 2 of our customers’ most strategic priorities.

I’ll turn it back to Pat before we begin with the Q&A.

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Client Id: 77

AUGUST 22, 2019 / 8:30PM, VMW—Q2 2020 VMware Inc Earnings and Definitive Agreements to Acquire

Carbon Black Inc along with Pivotal Software Inc Call

Patrick P. Gelsinger - VMware, Inc.—CEO & Director

Thanks, Zane. The acquisitions announced today will advance our goal of offering more comprehensive and trusted cloud-agnostic solutions.

Pivotal strengthens our ability to help our customers build modern apps with velocity and efficiency, and Carbon Black strengthens our ability to protect enterprise applications and workloads with an intrinsic security platform. With both companies, we will be the only vendor able to deliver software solutions that enables customers to build, run, manage, connect and protect any app on any cloud and any device. We look forward to welcoming our customers, partners and industry peers to VMworld next week where we will showcase our strategy and unveil new offerings and updates across the portfolio and the ecosystem. Thank you.

Over to Paul to manage the Q&A.

Paul Ziots - VMware, Inc.—VP of IR

Thanks, Pat. (Operator Instructions) Operator, let’s get started.

Q U E S T I O N S A N D A N S W E R S

Operator

(Operator Instructions) We’ll take our first question from Raimo Lenschow from Barclays.

Raimo Lenschow - Barclays Bank PLC, Research Division—MD & Analyst

Interesting times at VMware. Can I ask on Carbon Black, please? How do I have to think about the deal? Is there kind of — is this kind of like an EUC extension to have like a more broader portfolio? Or is this VMware moving more into that security space, and hence, kind of, over time, we think about the buildup of the security portfolio even further? Can you help me understand that, please?

Patrick P. Gelsinger - VMware, Inc.—CEO & Director

Yes. Thanks, Raimo, and I’ll start on this one. And you really want to think about it as the latter. This is VMware building a security cloud platform,

and we expect that there’s integrations across our portfolio that will be benefited by the Carbon Black technology. And first, we’re excited about

Carbon Black. We see that the technology that they’ve built, the position that they have as a player in the security industry is a strong one. But in addition to that, we see that the opportunities for integrations on NSX; on AppDefense, an area that we were already working with Carbon Black to enhance our AppDefense technology and core vSphere; and of course, in the light-powered agent becoming an integrated solution with the

Workspace ONE offering. Together, VMware and Carbon Black, we think, will uniquely provide customers advanced threat detection, in-depth app behaviors insights to prevent sophisticated attacks and accelerate responses across that platform.

And as I said, in my prepared remarks, Raimo, we really think the security industry is broken, right? This idea of individual products that are bolted on and patched on is just ineffective for customers. And today, we’re launching a major step to deliver an end-to-end intrinsic security platform,

and we see the Carbon Black assets as a huge accelerant and complement to our offerings to do exactly that.

***

Operator

We’ll take our next question from Kash Rangan from the Bank of America Merrill Lynch.

Kasthuri Gopalan Rangan - BofA Merrill Lynch, Research Division—MD and Head of Software

I’ll stick to one question with multiple parts, Paul. The question is with regards to Pivotal, what are the things that the VMware management —

congrats on the Carbon Black acquisition, by the way. With Pivotal, what are the things that VMware can do to Pivotal either structurally from a technology perspective to position it better given all the disruptive trends that are happening in that space, coupled with what could you do from a distribution standpoint? Because VMware typically has been just infrastructure, you getting into apps developed, which is a completely new buyer — new segment of the market. So how are you thinking about this transition? What are the things that you’re going to be doing differently?

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Client Id: 77

AUGUST 22, 2019 / 8:30PM, VMW—Q2 2020 VMware Inc Earnings and Definitive Agreements to Acquire

Carbon Black Inc along with Pivotal Software Inc Call

Patrick P. Gelsinger - VMware, Inc.—CEO & Director

Yes. Thanks, Kash. And overall, we believe that the developer space is going through a massive transition, and we view Kubernetes as this important strategic shift, as I said, in my formal remarks, significant as virtualization, cloud, and Java. And with that, what we see is the opportunity to be this full-stack provider, and we believe we need to own and control an end-to-end Kubernetes platform that allows us to build, manage and run

Kubernetes environment and maybe somewhat analogous to compute. We have a full stack with VMware vSphere and vCenter or networking with

NSX, a full stack of capabilities. And we believe this ability to own that full stack is something that gives us great market opportunity. Also, we’ve clearly heard from customers who are demanding this move. Pivotal, the 350 customers, their penetration in the Fortune 100 today, combined with the learnings that we’ve done with them and the 250-plus PKS customers, they’re asking us to make this move to bring this together.

And we also see, as you suggest in your question, that the go-to-market synergies will allow us to go faster. And while we’ve sort of taken the Heptiotechnologies and we’ll be describing acceleration of how we embed this in the core VMware platform at VMworld next week, we believe we have the opportunity to bring these next-generation developer platform and infrastructure services all based around Kubernetes to a much, much larger market that was ever possible before. And that’s where VMware’s enterprise credibility and reach will come to a great benefit, and we believe this will be a great acquisition for us and for our customers and for our shareholders.

Operator

We’ll take our next question from Mr. John DiFucci from Jefferies.

John Stephen DiFucci - Jefferies LLC, Research Division—Equity Analyst

My question is for Pat. Pat I sort of — I get the Pivotal acquisition, but I’m having a hard time with the Carbon Black acquisition. I mean you said the security industry is broken. And I get that Carbon Black’s part of that next-gen player in corporate end point. But it really — it’s — I don’t think it’s considered the cream of the crop out there, and that’s kind of what you’ve done in the past when you do things like this, like I think of Nicira, which became important to security. It wasn’t at first, but it became that. And that was transformative. This is something — I’m just struggling with it because this is a really competitive market, and there’s some players out there like CrowdStrike and others. And that one is — Carbon Black has struggled at times. And I’m just wondering what all this means buying this asset now.

Patrick P. Gelsinger - VMware, Inc.—CEO & Director

Yes. We believe that the opportunity is a market in disruption. The security market is going through a massive transformation. Legacy players are being disruptive. There is a major shift in the characteristics of the market.

We also did a very in-depth analysis and diligence process with regard to the underlying technology of Carbon Black, and we came away very satisfied as they are making their move to a cloud-delivered service and capability. They’re growing nicely in their cloud offerings.

We also saw the synergy benefits. And I’ll remind you that we’re working with Carbon Black for the last 2 years around AppDefense. So we’ve really been derisking this acquisition for the last 2 years as we’ve been getting to know them and start building shared go-to-market with them.

And I’ll also remind you, John, that when we acquired AirWatch, they were not #1. They became #1 in the hands of VMware as we improved their execution, their scale and distribution as a result. And that was clearly a case where it was who will emerge as the winner. And today, it’s very clear that we emerge as the winner in taking that asset forward. And we firmly believe that we can do that again with Carbon Black.

I’d also emphasize that we’re — as I said in my earlier remarks, John, we’re integrating it into NSX, into vSphere, into Workspace ONE. We have strong points of synergy. Collectively, we believe we’ll have more telemetry, more visibility, more data across that spectrum than any other vendor in the industry.

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AUGUST 22, 2019 / 8:30PM, VMW—Q2 2020 VMware Inc Earnings and Definitive Agreements to Acquire

Carbon Black Inc along with Pivotal Software Inc Call

And finally, as we look at the enterprise distribution capacity of VMware as significant, as an accelerant, but also with Dell. And this is an area where

Dell and their end point offerings is very substantial. And as we’ve done in our partnership with Dell in other regards we believe that we have reach into market that no other vendor has. We believe that, fundamentally, customers want a different answer in the space. The market is not being effective today. We need a platform approach. Customers have been buying and spending way too much on security, getting way too little security as a result. And this is an opportunity to change that market entirely. And we’re thrilled to have the asset to make a bold move in the space.

Zane C. Rowe - VMware, Inc.—CFO & Executive VP

John, I would just point out, as you would expect, we’ve done a fairly thorough review on the financials. And we believe strongly that adding both

Carbon Black and Pivotal to the portfolio not only helps the portfolio, but also helps the individual companies. And we think it will be well integrated,

and these are 2, obviously, strategic areas that we think will drive significant incremental growth and value to the enterprise, so we feel comfortable with it.

***

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Client Id: 77

AUGUST 22, 2019 / 8:30PM, VMW—Q2 2020 VMware Inc Earnings and Definitive Agreements to Acquire

Carbon Black Inc along with Pivotal Software Inc Call

Operator

We’ll take our next question from Mr. Michael Turits from Raymond James.

Michael Turits - Raymond James & Associates, Inc., Research Division—MD of Equity Research & Infrastructure Software Analyst

Congrats on the deals. Pat, can I continue along the security line and ask you somewhat about your strategy again? You said security is broken. So is your — you bought an end point company here, next gen but in a clearly defined category. Is your thought that you buy in each of these major traditional categories? Or are you thinking about redefining security in some way? And what kind of an M&A acquisition strategy does that require?

Patrick P. Gelsinger - VMware, Inc.—CEO & Director

Yes. Let me — let’s make sure we define end point in a broader sense because we are already integrating the Carbon Black technology into vSphere,

right? This is a capability we announced as part of AppDefense. So we have already taken that core technology, and we’re applying it to analyze application workloads in the server side, a unique position for VMware.

Clearly, on the Workspace ONE side, we have this ability to bring together, and we describe this unified agent, where customers, today, they have bloatware that sets — they have this breadth of fat — different products that sit on the client and their anxious to fix that. It’s slowing down and needs to be patched and upgraded. We’re going to resolve that by making it all part of the Workspace ONE agent.

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AUGUST 22, 2019 / 8:30PM, VMW—Q2 2020 VMware Inc Earnings and Definitive Agreements to Acquire

Carbon Black Inc along with Pivotal Software Inc Call

We’ve also been organically building the NSX security capabilities with our micro-segmentation for several years. And we’re going to be — embedded

Carbon Black technology into that. So we see we have it on the workload. We have it on the client. We have it in the network. But all of these produce telemetry, right? We’re going to have more access, more data that allows us to combined with the security cloud that Carbon Black is already operating now with a torrent of higher data that allows them to analyze at scale as nobody else in the industry. And this end-to-end characteristic, we think, is something uniquely of combining Carbon Black’s technology with VMware’s footprint and some of our early technology to give us this end-to-end opportunity. And thus, we really see this complementariness of their technology positioned in the industry. But as I already commented, the distribution capacity that this brings us is unrivaled. And combining that with Dell’s reach, we really see this as a very unique opportunity. And there really is nothing like it in the industry of what we think is possible by bringing these 2 entities together. And we’re out to change security for the industry. It is broken. We’re out to fix it in a fundamental way.

Operator

We’ll next take Mr. Mark Moerdler from Bernstein Research.

Mark L. Moerdler - Sanford C. Bernstein & Co., LLC., Research Division—Senior Research Analyst

VMware already had a tight relationship with Pivotal given the prior ownership structure of Pivotal. Could you not have accomplished the sameresults via technology partnerships in resales? What’s the secret sauce here? Is there more of a better go-to-market? Is it cleaning up structures? Is this some key technology that you can leverage, you can gain full access to? Can you give me a help a little more on understanding what the key drivers of that is going to be?

Patrick P. Gelsinger - VMware, Inc.—CEO & Director

Yes. There’s a couple of aspects to that, that I’d like to just reemphasize a bit. One is this analogy that says this is a complete stack, and there’s going to be a build, run, manage, stack associated with Kubernetes. And VMware with what we have in the one area — we’re already uniquely positioned with what we acquired in Heptio. We are well positioned in the managed, but we really did not have build assets. And that’s where Pivotal and their capabilities was uniquely positioned in the industry to finish that stack. So we can now go to customers and say we can help you build it.

We’ve done all the integration, validation, testing and scale to be able to run it. And we’re able to manage across multiple clouds. So this build, run,

manage is the core of our strategic thesis.

We’ve been derisking that with our PKS relationship that we’ve been working with Pivotal over the last couple of years. Heptio has given us deep insights into the evolution and the influence of how that community will evolve. So we’re now in a position that we feel very confident making this next step of bringing all of these assets together.

We also clearly heard from customers, “We want one place to come together for this technology pool.” And we believe that VMware can respond to that by owning and controlling a complete Kubernetes platform. We also believe that customers are looking for — in this very significant and massive transition, they want somebody who has enterprise credibility, enterprise scale, enterprise reach, and that’s something VMware can really accelerate dramatically for Pivotal. And while we can help when they’re in the family, as we’ve been doing, now we are responsible. And we’re going to bring this together in a very aggressive way to bring that reach, scale and credibility.

And we believe it’s timely. We understand it well with Heptio. We’ve heard from customers clearly. And Pivotal is making their transition to Kubernetes already, and they’re now well underway on that transition. And now we believe is the time to bring this together, accelerate the growth, leverage the VMware position. And you’re going to hear more from us at VMworld next week where we’ll be making several very specific announcements about our vSphere extensions for Kubernetes, the first offerings from our Heptio acquisition. The story that you’ll hear next week will be a complete,

robust and exciting one for the industry.

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AUGUST 22, 2019 / 8:30PM, VMW—Q2 2020 VMware Inc Earnings and Definitive Agreements to Acquire

Carbon Black Inc along with Pivotal Software Inc Call

Operator

We’re taking our next question from Mr. Keith Bachman from the Bank of Montreal.

Keith Frances Bachman - BMO Capital Markets Equity Research—MD & Senior Research Analyst

I wanted to come back to the M&A for a second. Pat, you had mentioned that the security market is broken, and Carbon Black, I think, is a very small part. But just to finish the thought, is this the start of your venture into security? In other words, over the next 5 years, would you intend to be a larger participant in the security market? Because, candidly, Carbon Black is a very small piece of it.

***

Patrick P. Gelsinger - VMware, Inc.—CEO & Director

Let me — let’s try to draw the curtain back a little bit more broadly on the security market as a whole. And VMware with our NSX offering, we would claim that we are already an active participant in the security market at scale. And we’ve indicated that maybe 1/3 or 40% of NSX’s revenue is associated with security use cases, so this is already very substantive. We’ve already launched our AppDefense and the integration of that into

vSphere. So we’re now — some of our vSphere revenue is associated with security. Workspace ONE is sold, in many cases, based on the security benefits. So we believe that a narrow definition of the security market around specific and bespoke products actually misunderstands the buying behaviors associated with it and how people are spending budget to accomplish security.

We also believe that there needs to be a dramatic shift that today Gartner would estimate that 80% of security spend is on detect, respond, and that protect investments are 4 to 5x more effective than detect, respond investments. This is about flipping that over and moving the investment profile into a much more efficient model of preventing the accident from ever occurring.

At my RSA keynote this year, I described the security industry like bad attorneys, right? They chase around, find the accident and get more security spend justified after the accident. What a terrible business model. Prevent the accident from occurring. So this, to us, is a very fundamental disruptive change that’s underway. We do believe that we’re going to build a security business unit, and that’s exactly what we’re announcing. And Carbon

Black and the team and people will be central to that. We’ll also combine it with a number of resources from the VMware teams that we already have underway. This will become a much larger revenue area for us in the future. But our objectives are not to build a new business, it’s to change the industry because the industry we know today is not working. And as more and more humanity puts their lives, their financials, their health on the tech platform, they’re expecting a much higher return and a much better protection of their data and lives than the tech industry is giving. So to us, there’s a much bigger cause than just building a business unit or starting a new revenue line. We’re out to change the security industry.

***

Paul Ziots - VMware, Inc.—VP of IR

Thank you. Before we wrap up, Pat will have a final statement to make.

Patrick P. Gelsinger - VMware, Inc.—CEO & Director

Yes. Thank you, Paul. And as we said, Q2 was another strong quarter for VMware. I’m very proud of our team for these results. And with a meaningful expansion of the VMware portfolio with the acquisitions of Pivotal and Carbon Black, I’m even more excited than ever as we look into the future.

And we look forward to sharing exciting new announcements and technology innovations that we’re going to be unveiling as part of VMworldnext week. And I hope to see you all there. Thank you very much.

Operator

This concludes today’s call. Thank you for your participation. You may now disconnect.

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12678043-2019-08-22T23:26:24.303

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding the proposed acquisition of Pivotal Software by VMware, the expected complementary nature and strategic advantages of combined offerings and opportunities and potential benefits to VMware and its customers. These forward-looking statements are subject to applicable safe harbor provisions under federal securities laws. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (1) the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all; (2) uncertainties as to the outcome of the vote by Pivotal stockholders to approve the Pivotal acquisition; (3) the possibility that the acquisition does not close; (4) the possibility that competing offers may be made; (5) the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; (6) the risk that the business will not be integrated successfully; (7) the risk of litigation and regulatory actions related to the proposed acquisition; (8) other business effects, including the effects of industry, market, economic, political or regulatory conditions; and (9) other unexpected costs or delays in connection with the acquisition. These forward-looking statements are made as of the date of this press release, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

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This communication may be deemed to be solicitation material in respect of the proposed merger with Pivotal Software (the “Pivotal Merger”). This communication does not constitute an offer to sell or the solicitation of an offer to buy VMware securities or the solicitation of any vote or approval. The proposed Pivotal Merger will be submitted to Pivotal’s stockholders for their consideration. In connection with the proposed transaction, Pivotal intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies by Pivotal, the Company and Dell Technologies in connection with the proposed transaction. The definitive proxy statement will be mailed to Pivotal’s stockholders.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF PIVOTAL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Pivotal with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov.

In addition, Pivotal’s stockholders may obtain free copies of the documents filed with the SEC through the Investors portion of Pivotal’s website at investors.pivotal.io or by contacting Pivotal’s Investor Relations Department via e-mail at ir@pivotal.io.

Pivotal, VMware, Dell Technologies Inc. and certain of their respective executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Pivotal’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in Pivotal’s preliminary and definitive proxy statements when filed with the SEC and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available. Information regarding certain of these persons and their beneficial ownership of Pivotal’s common stock is also set forth in Pivotal’s proxy statement for its 2019 annual meeting of stockholders filed on May 3, 2019 with the SEC, which may be obtained free of charge from the sources indicated above.

Email to VMware Employees – Customer Operations

To:    All Customer Operations (Sanjay’s Organization) Fr: Sanjay Poonen Da: 22 August 2019; 2:00 p.m. PT Su: Customer and Partner Resources for Pivotal and Carbon Black Announcements

Team,

VMware made some exciting announcements today regarding two important acquisitions. If you haven’t already, please read Pat’s summary on Source. We announced our intent to acquire Pivotal, a leading provider of a multi-cloud developer platform that is transforming and accelerating the way the world develops software; and Carbon Black, a leading provider of an innovative cloud-native security platform and a long-time strategic partner of ours.

I am personally excited to serve as executive sponsor for Security and for Carbon Black’s transition to VMware. Security has been a passion of mine, just like many of our other new product areas, like Containers, so together with Pivotal, I couldn’t be more excited about the potential of these two great acquisitions.

As many of us are heading to VMworld US next week and will be responding to customer and partner questions through ongoing interactions, I wanted to reiterate a few key points:

Key Takeaways from the Announcements:

VMware’s vision is to support our customers’ digital transformation by delivering a multi-cloud software architecture that enables any app on any cloud delivered to any device.

These two acquisitions directly support our vision. They will enable us to address key strategic IT priorities—building apps with a modern approach and protecting enterprise applications and endpoints.

With Pivotal, VMware will be able to deliver an integrated modern apps portfolio combining Pivotal’s next-generation developer platform and VMware’s Kubernetes portfolio.

With Carbon Black, VMware will be able to provide a next generation security cloud with Carbon Black’s protection suite and VMware’s intrinsic security assets.

Adding these companies to VMware’s portfolio will allow the company to deliver software solutions that enable customers to build, run, manage, connect and protect any app, on any cloud and any device.

What to Expect Between Now and Close

It is important to note that these transactions have not closed – we expect both to close before the end of FY20. During this period, we will partner closely with the acquired companies’ leadership teams and our business leaders to work through the details of the integration and ensure a smooth transition. It is business as usual at both companies for now and we will provide updates, as they are available.

***

I look forward to seeing many of you at VMworld next week and for those of you who have been preparing for Momentum Season around the world – thank you!

Best,

Sanjay

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding the proposed acquisitions of Carbon Black and Pivotal Software by VMware, such as: the expected timing for the acquisitions; the growth opportunities and expansion of VMware’s offerings associated with each acquisition and potential benefits to VMware and its customers. These forward-looking statements are subject to applicable safe harbor provisions under federal securities laws, such as the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (1) the satisfaction or waiver of the conditions to closing the proposed acquisitions (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all; (2) uncertainties as to how many of Carbon Black’s stockholders will tender their shares in the tender offer and the outcome of the vote by Pivotal stockholders to approve the Pivotal acquisition; (3) the possibility that either or both acquisitions do not close; (4) the possibility that competing offers may be made; (5) risks related to obtaining the requisite consents to each acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals and the risk that one or more governmental entities may deny approval); (6) the possibility that the expected benefits from the proposed acquisitions will not be realized or will not be realized within the expected time period; (7) the risk that the businesses will not be integrated successfully; (8) the risk of litigation and regulatory actions related to the proposed acquisitions; (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions; and (10) other unexpected costs or delays in connection with the acquisitions. These forward-looking statements are made as of the date of this press release, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Additional Information about the Pivotal Acquisition and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger with Pivotal Software (the “Pivotal Merger”). This communication does not constitute an offer to sell or the solicitation of an offer to buy VMware securities or the solicitation of any vote or approval. The proposed Pivotal Merger will be submitted to Pivotal’s stockholders for their consideration. In connection with the proposed transaction, Pivotal intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies by Pivotal, the Company and Dell Technologies in connection with the proposed transaction. The definitive proxy statement will be mailed to Pivotal’s stockholders.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF PIVOTAL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Pivotal with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov.

In addition, Pivotal’s stockholders may obtain free copies of the documents filed with the SEC through the Investors portion of Pivotal’s website at investors.pivotal.io or by contacting Pivotal’s Investor Relations Department via e-mail at ir@pivotal.io.

Pivotal, VMware, Dell Technologies Inc. and certain of their respective executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Pivotal’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in Pivotal’s preliminary and definitive proxy statements when filed with the SEC and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available. Information regarding certain of these persons and their beneficial ownership of Pivotal’s common stock is also set forth in Pivotal’s proxy statement for its 2019 annual meeting of stockholders filed on May 3, 2019 with the SEC, which may be obtained free of charge from the sources indicated above.

Additional Information about the Carbon Black Tender Offer and Where to Find It

The tender offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell Carbon Black securities, nor is it a substitute for the tender offer materials that VMware and its acquisition subsidiary will file with the SEC. The solicitation and offer to buy Carbon Black stock will only be made pursuant to an Offer to Purchase and related tender offer materials. At the time the tender offer is commenced, VMware and its acquisition subsidiary will file a tender offer statement on Schedule TO and thereafter Carbon Black will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. CARBON BLACK STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF CARBON BLACK SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of Carbon Black stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting VMware or Carbon Black. Copies of the documents filed with the SEC by Carbon Black will be available free of charge on Carbon Black internet website at investors.carbonblack.com/financial-information/sec-filings or by contacting Carbon Black’s Investor Relations Department at (617) 393-7400. Copies of the documents filed with the SEC by VMware will be available free of charge on VMware’s internet website at ir.vmware.com contacting VMware’s Investor Relations Department via email at IR@vmware.com.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, VMware and Carbon Black each file annual, quarterly and current reports and other information with the SEC. VMware’s and Carbon Black’s filings with the SEC are available to the public on the SEC’s website at www.sec.gov.

CEO Email to VMware Employees

To:    All VMware FTEs, AWFs & Interns/Co-ops Fr: Pat Gelsinger Da: Thursday, August 22, 2019; 1:20 p.m. PT Su: VMware Announces Intent to Acquire Pivotal and Carbon Black

Team,

I am very pleased to share that we made important announcements today regarding our intent to acquire two public companies. The acquisitions of these companies will fundamentally accelerate our Any Cloud, Any App, Any Device strategy as we help drive our customers’ digital transformation agendas. The first, Pivotal, is a leading provider of a multi-cloud developer platform that is transforming and accelerating the way the world develops software. They also are a member of the Dell Technologies family of companies. The second, Carbon Black, is a leading provider of an innovative cloud-native security platform and also a long-time strategic partner of ours.

These are the largest and first public transactions in our company’s history but more importantly, they are further proof that our dual-pronged strategy of investing in organic and inorganic innovation is gaining momentum. Our organic innovation engine remains strong and we will continue creating core, disruptive technologies that change the industry. We can also be proud of our proven ability to effectively acquire and integrate leading-edge companies. After these transactions close, we will be the only company able to deliver software solutions that enable customers to build, run, manage, connect and protect any app, on any cloud and any device.

Together with Pivotal and Carbon Black, we will advance our goal of offering more comprehensive and trusted multi-cloud solutions. Pivotal will transform our customers’ ability to build, run and manage modern apps with velocity and efficiency as well as further strengthen our credibility with developers and Carbon Black will help us deliver a highly differentiated (enterprise-grade) security portfolio that transforms our customers’ ability to protect workloads, clients and applications from device to cloud.

Pivotal

Acquiring Pivotal builds upon the Kubernetes investments we’ve made over the last two years and supports our strategy to accelerate the adoption of the Kubernetes platform as the de facto standard for multi-cloud infrastructure. Specifically, Pivotal will extend our portfolio with the products, tools and services necessary to create the only one-stop shop capable of building, running and managing Kubernetes-based applications with velocity and efficiency. Together, we will be well-positioned to capitalize on increasing customer demand for an enterprise Kubernetes solution that accelerates software delivery for modern apps on any cloud. For more detail, read Paul Fazzone’s blog, GM of the Cloud Native App (CNA) Business Unit.

***

Carbon Black

With Carbon Black joining the VMware family, we will take a huge step forward in delivering an enterprise-grade platform to protect workloads, applications and networks — from device to cloud. As a result of this combination, and for the first time in the industry, workload security will be agentless and endpoint management and security will be collapsed into a unified solution, providing tremendous additional value to customers.

Carbon Black’s innovative security cloud platform leveraging big data analytics provides comprehensive protection of endpoints and a defense against a variety of threats. The combination of Carbon Black’s solutions with VMware’s security products including AppDefense, Workspace ONE, NSX and SecureState will create a modern security cloud platform that can protect workloads, clients and applications for Any App running on Any Cloud. This ground-breaking, highly differentiated, intrinsic security platform will provide customers advanced threat detection and in-depth application behavior insight to stop sophisticated attacks and accelerate responses.

With this acquisition, VMware will take a significant leadership position in security for the new age of modern applications and devices that exist in a multi-cloud world. For more detail, please see Tom Corn’s blog, Senior Vice President of Security Products.

***

Looking Forward

Once the transactions close, I know you will join me in extending a warm welcome to the Pivotal and Carbon Black teams. This is a major milestone for all of us and I want to personally thank the VMware, Carbon Black and Pivotal teams that have worked tirelessly and in close partnership to make these transactions possible. The next steps of integration and transition planning will require even more collaboration and diligence and we have much to learn from each other. I’m confident that our agile, innovative and community-oriented cultures will blend well together and will get us through any challenges we face as we integrate teams.

***

Pat

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding the proposed acquisitions of Carbon Black and Pivotal Software by VMware, such as: the expected timing for the acquisitions; the growth opportunities and expansion of VMware’s offerings associated with each acquisition and potential benefits to VMware and its customers. These forward-looking statements are subject to applicable safe harbor provisions under federal securities laws, such as the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (1) the satisfaction or waiver of the conditions to closing the proposed acquisitions (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all; (2) uncertainties as to how many of Carbon Black’s stockholders will tender their shares in the tender offer and the outcome of the vote by Pivotal stockholders to approve the Pivotal acquisition; (3) the possibility that either or both acquisitions do not close; (4) the possibility that competing offers may be made; (5) risks related to obtaining the requisite consents to each acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals and the risk that one or more governmental entities may deny approval); (6) the possibility that the expected benefits from the proposed acquisitions will not be realized or will not be realized within the expected time period; (7) the risk that the businesses will not be integrated successfully; (8) the risk of litigation and regulatory actions related to the proposed acquisitions; (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions; and (10) other unexpected costs or delays in connection with the acquisitions. These forward-looking statements are made as of the date of this press release, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Additional Information about the Pivotal Acquisition and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger with Pivotal Software (the “Pivotal Merger”). This communication does not constitute an offer to sell or the solicitation of an offer to buy VMware securities or the solicitation of any vote or approval. The proposed Pivotal Merger will be submitted to Pivotal’s stockholders for their consideration. In connection with the proposed transaction, Pivotal intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies by Pivotal, the Company and Dell Technologies in connection with the proposed transaction. The definitive proxy statement will be mailed to Pivotal’s stockholders.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF PIVOTAL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Pivotal with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov.

In addition, Pivotal’s stockholders may obtain free copies of the documents filed with the SEC through the Investors portion of Pivotal’s website at investors.pivotal.io or by contacting Pivotal’s Investor Relations Department via e-mail at ir@pivotal.io.

Pivotal, VMware, Dell Technologies Inc. and certain of their respective executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Pivotal’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in Pivotal’s preliminary and definitive proxy statements when filed with the SEC and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available. Information regarding certain of these persons and their beneficial ownership of Pivotal’s common stock is also set forth in Pivotal’s proxy statement for its 2019 annual meeting of stockholders filed on May 3, 2019 with the SEC, which may be obtained free of charge from the sources indicated above.

Additional Information about the Carbon Black Tender Offer and Where to Find It

The tender offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell Carbon Black securities, nor is it a substitute for the tender offer materials that VMware and its acquisition subsidiary will file with the SEC. The solicitation and offer to buy Carbon Black stock will only be made pursuant to an Offer to Purchase and related tender offer materials. At the time the tender offer is commenced, VMware and its acquisition subsidiary will file a tender offer statement on Schedule TO and thereafter Carbon Black will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. CARBON BLACK STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF CARBON BLACK SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of Carbon Black stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting VMware or Carbon Black. Copies of the documents filed with the SEC by Carbon Black will be available free of charge on Carbon Black internet website at investors.carbonblack.com/financial-information/sec-filings or by contacting Carbon Black’s Investor Relations Department at (617) 393-7400. Copies of the documents filed with the SEC by VMware will be available free of charge on VMware’s internet website at ir.vmware.com contacting VMware’s Investor Relations Department via email at IR@vmware.com.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, VMware and Carbon Black each file annual, quarterly and current reports and other information with the SEC. VMware’s and Carbon Black’s filings with the SEC are available to the public on the SEC’s website at www.sec.gov.

Tweets from the VMware Twitter Account

Tweets, tweeted by VMware, dated August 22, 2019

1.

Today, $VMW announced it will acquire $PVTL. Positions VMware to deliver the most comprehensive enterprise-grade Kubernetes-based portfolio for Modern Applications. You can learn more about the transaction here: www.vmware.com/go/pivotal.

2.

Today, $VMW announced it will acquire $CBLK. At close, the combined companies will create highly differentiated, intrinsic security cloud that will protect workloads and clients. You can learn more about the transaction here: www.vmware.com/go/carbonblack.

3.	Our FY20 Q2 webcast has begun. Follow along for highlights of #VMware CEO @pgelsinger’s remarks on $VMW Q1 results. https://edge.media-server.com/mmc/p/etwch3gn

Forward Looking Statement Twitter SessionThis Twitter session includes forward-looking statements including, among other things, statements regarding the proposed acquisitions of Carbon Black and Pivotal Software by VMware, expectations of combined product solutions that will be offered by the combined companies when the acquisitions close, customer momentum and adoption of VMware solutions, the expected benefits to customers of such solutions, VMwares continuing strategic journey and positioning for the future and VMwares increased financial guidance. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) the timely satisfaction or waiver of closing conditions to the acquisitions; (ii) ability to obtain requisite consents to the acquisitions; (iii) successful integration of the companies after closing; (iv) adverse changes in general economic or market conditions; (ii) delays or reductions in consumer, government and information technology spending; (v) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into the virtualization software and cloud, end user and mobile computing industries, and new product and marketing initiatives by VMwares competitors; (vi) VMwares customers ability to transition to new products and computing strategies such as cloud computing, desktop virtualization and the software defined data center; (vii) VMwares relationship with Dell Technologies and Dells ability to control matters requiring stockholder approval, including the election of VMwares board members and matters relating to Dells investment in VMware; and (viii) VMwares ability to attract and retain highly qualified employees. These forward-looking statements are made as of the data of this Twitter session, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMwares most recent reports on Form 10-K and form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this Twitter session. Vmware(R)

4.	Together with #Heptio and Pivotal, VMware will offer a comprehensive Kubernetes-based portfolio to build, run and manage modern applications on any cloud. $VMW $PVTL

The opportunity is clear and significant, the transition to Kubernetes is underway, and the time to move decisively is now. With the acquisition of Pivotal, VMware will go from the best infrastructure software company to the best infrastructure and developer software company. We can now serve our customers from hypervisor to developer tooling, as they embark on the journey to could and undertake the biggest modernization in history. We are proud to bring this company into VMwarw.Pat GelsingerChief Executive Officer Q2 FY2020 Earnings Call

5.

By bringing Carbon Black into the family, VMware will take a huge step forward and deliver an enterprise-grade platform to protect workloads, applications and networks — from device to cloud. $VMW $CBLK

6.

With both companies, VMware will be THE vendor able to deliver software solutions that enable customers to build, run, manage, connect and protect any app, on any cloud and any device. $VMW $PVTL $CBLK

VMWare "..we are thrilled to announce intent to Pivotal and Carbon Black. It's an exciting day for VMware, as these acquisitions address critical priorities of CIOs, and will meaningfully expand our customers' digital transformation." pat gelsinger chief executive officer Q2 FY2020 Earnings call

7.	Importation information for investors regarding the proposed Pivotal merger agreement can be found at: http://www.vmware.com/go/pivotal-announcement

8.	Importation information for investors regarding the Carbon Black tender offer can be found at: http://www.vmware.com/go/carbonblack-announcement